Registration No. 333-109620

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 5

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 60

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Stephen L. Kuhn

Senior Vice President, Secretary and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	on May 1, 2007 pursuant to paragraph (b) of Rule 485.

☒	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus

1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information Caption in Statement of Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

18	Distribution; Experts; Custodian

19	Purchase of Securities Being Offered

20	Distribution

21	Not Applicable

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

MassMutual EvolutionSM Variable Annuity

This prospectus describes an individual deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. It provides for accumulation of contract value and annuity payments on a fixed and variable basis. Certain features of this contract involve payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature, than without them. The amount of any credits may be more than offset by the charges for your elected features.

You, the contract owner, have a number of investment choices in this contract. These investment choices include three fixed account choices as well as the following funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund (Series I Shares)
•	AIM V.I. Global Health Care Fund (Series I Shares)
•	AIM V.I. Technology Fund (Series I Shares)

Fidelity® Variable Insurance Products

•	Fidelity® VIP Contrafund® Portfolio (Initial Class)

ING Variable Products Trust

•	ING VP Real Estate Portfolio (Class S)

MML Series Investment Fund

•	MML Asset Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Concentrated Growth Fund (Class I)
•	MML Emerging Growth Fund
•	MML Equity Income Fund
•	MML Equity Index Fund (Class I)
•	MML Foreign Fund
•	MML Global Fund (Class I)
•	MML Growth & Income Fund
•	MML Growth Equity Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML OTC 100 Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Index Fund
•	MML Small Cap Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Inflation-Protected Bond Fund
•	MML Managed Bond Fund
•	MML Small Cap Equity Fund
•	MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer MidCap Fund/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

PIMCO Variable Insurance Trust

•	PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated                  , 2007. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 51 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, L058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

                 , 2007

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	12

Accumulation Unit	22

Age	13

Annuitant	13

Annuity Date	33

Annuity Options	34

Annuity Payments	33

Annuity Service Center	1

Annuity Unit Value	34

Contract Anniversary	39

Free Withdrawals	31

Income Phase	32

Non-Qualified	46

Purchase Payment	14

Qualified	46

Separate Account	16

Tax Deferral	12

Index of Special Terms

Highlights

The Prospectus and the Contract

This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Some of the subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call the Annuity Service Center at the number shown on page 1 of this prospectus.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

Highlights

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•

if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•

if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•

if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•

if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•

if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value. For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of your contract value or apply your contract value to an annuity option. The amount of the contingent deferred sales charge depends on the amount you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option. The contingent deferred sales charge ranges from 7% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•

paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

Transfer Fee	Current	Maximum

During the Accumulation Phase	12 free transfers per calendar year, thereafter, $20 per transfer.[1]	12 free transfers per calendar year, thereafter, $20 per transfer.[1]

[1]

Currently, any transfers made as part of an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

Contingent Deferred Sales Charge	Current	Maximum
(as a percentage of amount withdrawn or applied to an annuity option)	7%[2]	7%[2]

[2] Contingent Deferred Sales Charge Schedule

Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6 and later

Percentage	7%	6%	6%	4%	3%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum

Annual Contract Maintenance Charge	$40	$60

Separate Account Annual Expenses

(as a percentage of average account value in the separate account)

	Current	Maximum

Mortality and Expense Risk Charge	1.40%	1.75%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	1.55%	2.00%

Table Of Fees And Expenses

Additional Feature Charges4

	Current Charge	Maximum Charge

Annual Ratchet Death Benefit	0.40%	0.90%

Guaranteed Minimum Income Benefit	Current Charge	Maximum Charge

MassMutual Guaranteed Income Plus 5 (GMIB 5) (available to contracts applied for on or after 9/1/07, subject to state availability)	0.65%	1.50%

MassMutual Guaranteed Income Plus 6 (GMIB 6) (available to contracts applied for on or after 9/1/07, subject to state availability)	0.80%	1.50%

Basic GMIB (available to contracts applied for prior to 9/1/07, available to all contracts issued in states where GMIB 5 and GMIB 6 are not available)	0.65%	1.25%

Guaranteed Minimum Accumulation Benefit	Current Charge	Maximum Charge

For contracts issued on or after 9/1/06	0.50%	1.00%

For contracts issued prior to 9/1/06	0.40%	1.00%

[4]	For an explanation of how we deduct additional feature charges from your contract value see “Expenses – Charges for Additional Features.”

Table Of Fees And Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2006. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.42%	1.55%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2006.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses		12b-1 Fees	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I Shares)	0.75%	0.37%		—	0.01%[2]	1.13%	[1]
AIM V.I. Global Health Care Fund (Series I Shares)	0.75%	0.35%		—	0.01%[2]	1.11%	[1,3]
AIM V.I. Technology Fund (Series I Shares)	0.75%	0.37%		—	0.00%[2]	1.12%	[1]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%	0.09%		—	—	0.66%	[4]
ING VP Real Estate Portfolio (Class S)	0.78%	0.15%		0.25%	—	1.18%	[5]
MML Asset Allocation Fund	0.55%	0.06%	[6]	—	—	0.61%	[7]
MML Blend Fund	0.40%	0.03%	[6]	—	—	0.43%
MML Blue Chip Growth Fund	0.75%	0.16%	[6]	—	—	0.91%	[7]
MML Concentrated Growth Fund (Class I)	0.60%	0.34%	[6]	—	—	0.94%	[7]
MML Emerging Growth Fund	1.05%	0.50%		—	—	1.55%	[8]
MML Enhanced Index Core Equity Fund	0.55%	0.15%	[6]	—	—	0.70%	[8]
MML Equity Fund	0.39%	0.03%	[6]	—	—	0.42%
MML Equity Income Fund	0.75%	0.06%	[6]	—	—	0.81%	[7]
MML Equity Index Fund (Class I)	0.10%	0.36%	[6]	—	—	0.46%	[9]
MML Foreign Fund	0.89%	0.14%	[6]	—	—	1.03%	[7]
MML Global Fund (Class I)	0.60%	0.55%	[6]	—	—	1.15%	[7]
MML Growth & Income Fund	0.50%	0.05%	[6]	—	—	0.55%	[7]
MML Growth Equity Fund	0.80%	0.35%	[6]	—	—	1.15%	[8]
MML Income & Growth Fund	0.65%	0.07%	[6]	—	—	0.72%	[7]
MML Inflation-Protected Bond Fund	0.57%	0.04%		—	—	0.61%
MML Large Cap Growth Fund	0.65%	0.11%	[6]	—	—	0.76%	[7]
MML Large Cap Value Fund	0.78%	0.07%	[6]	—	—	0.85%	[8]
MML Managed Bond Fund	0.45%	0.01%	[6]	—	—	0.46%
MML Mid Cap Growth Fund	0.77%	0.06%	[6]	—	—	0.83%	[7]

Table Of Fees And Expenses

Fund Name	Management Fees	Other Expenses		12b-1 Fees		Acquired Fund Fees and Expenses	Total Fund Operating Expenses
MML Mid Cap Value Fund	0.84%	0.07%	[6]	—		—	0.91%	[7]
MML OTC 100 Fund	0.45%	0.63%	[6]	—		—	1.08%	[8]
MML Small Cap Equity Fund	0.65%	0.26%	[6]	—		—	0.91%	[8]
MML Small Cap Growth Equity Fund	1.07%	0.12%	[6]	—		—	1.19%	[8]
MML Small Cap Index Fund	0.35%	0.17%	[6]	—		—	0.52%	[7]
MML Small Cap Value Fund	0.75%	0.08%	[6]	—		—	0.83%	[7]
MML Small Company Opportunities Fund	1.05%	0.07%	[6]	—		—	1.12%	[8]
Oppenheimer Balanced Fund/VA	0.72%	0.03%	[10]	—		—	0.75%	[11]
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.03%	[10]	—		—	0.67%	[11]
Oppenheimer Global Securities Fund/VA	0.62%	0.04%	[10]	—		—	0.66%	[11]
Oppenheimer High Income Fund/VA	0.72%	0.02%	[10]	—		—	0.74%	[11]
Oppenheimer International Growth Fund/VA	0.99%	0.05%	[10]	—		—	1.04%	[11]
Oppenheimer Main Street Fund®/VA	0.64%	0.02%	[10]	—		—	0.66%	[11]
Oppenheimer MidCap Fund/VA	0.67%	0.02%	[10]	—		—	0.69%	[11]
Oppenheimer Money Fund/VA	0.45%	0.04%	[10]	—		—	0.49%
Oppenheimer Strategic Bond Fund/VA	0.62%	0.02%	[10]	—		—	0.64%	[12]
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	0.49%	0.25%	[13]	0.25%	[14]	0.03%	1.02%	[15]

1. The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of the fund to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2008.

2. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.

3. Through April 30, 2008, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The fund’s maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion).

4. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

5. The advisor has entered into a written expense limitation agreement with the portfolio under which it will limit expenses of the portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the advisor within three years. The expense limit will continue through at least May 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the advisor provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of the investment management agreement.

6. Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

7. MassMutual has agreed to cap the fees and expenses of the fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund (Class I), MML Foreign Fund, MML Global Fund (Class I), MML Growth & Income Fund, MML

Table Of Fees And Expenses

Income & Growth Fund, MML Large Cap Growth Fund and MML Small Cap Index Fund do not reflect this cap. If this table did reflect the cap, the Total Net Operating Expenses would be 0.57%, 0.85%, 0.76%, 1.02%, 0.71%, 0.52%, 0.70%, 0.73% and 0.45%, respectively. For the MML Equity Income Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund and MML Small Cap Value Fund the cap is greater than the expenses reflected in the table.

8. MassMutual has agreed to bear expenses of the funds (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, in excess of 0.11% of the average daily net asset values of the funds through April 30, 2008. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund and MML Small Cap Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.56% and 0.76%, respectively. We did not reimburse any expenses of the MML Large Cap Value Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund in 2006.

9. MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, in excess of 0.05% of the average daily net asset values through April 30, 2008. Such agreements cannot be terminated unilaterally by MassMutual. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.45%.

10. The “Other Expenses” in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the fund’s fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

11. The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in the Oppenheimer Institutional Money Market Fund (IMMF). During the year ended December 31, 2006, the manager waived $4,303, $5,287, $13,271, $474, $526, $2,785, and $2,708, for Oppenheimer Balanced Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer International Growth Fund/VA, Oppenheimer Main Street Fund/VA, and Oppenheimer MidCap Fund/VA, respectively, for IMMF management fees. There was no change to “Other Expenses” and “Total Operating Expenses.”

12. The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in IMMF. During the year ended December 31, 2006, the manager waived $74,462 for IMMF management fees. The fund also had a reduction to custodian expenses of $5,883. After these waivers/reductions, the actual “Other Expenses” and “Total Annual Operating Expenses” as a percentage of average daily net assets were 0.01% and 0.63%.

13. “Other Expenses” reflect an administrative fee of 0.25%.

14. PIMCO Cayman Commodity Portfolio I LTD. (the Subsidiary) has entered into a separate contract with the advisor for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the advisor a management fee and administration fee at the annual rates of 0.49% and 0.20%, respectively.

15. The advisor has contractually agreed to waive the advisory fee and the administration fee it receives from the Portfolio in an amount equal to the advisory fee and administration fee, respectively, paid to the advisor by the Subsidiary. This waiver may not be terminated by the advisor and will remain in effect for as long as the advisor’s contract with the Subsidiary is in place. If the table reflected these waivers, the Total Net Operating Expenses would be 0.99%.

(See the fund prospectuses for more information.)

Table Of Fees And Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, and that you do not decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 30 days (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the Annual Ratchet Death Benefit and the MassMutual Guaranteed Income Plus 6,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with minimum total operating expenses	$	$	$	$	$	$	$	$
Sub-account with maximum total operating expenses	$	$	$	$	$	$	$	$

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, and that you do not decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 30 days (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that we issued your contract on or after September 1, 2006,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the basic death benefit and did not elect any additional features,
•	that the current fees and expenses in the Table of Fees and Expenses apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with minimum total operating expenses	$	$	$	$	$	$	$	$
Sub-account with maximum total operating expenses	$	$	$	$	$	$	$	$

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.030%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.045%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in Appendix A – Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The MassMutual Evolution Variable Annuity

General Overview

This annuity is a contract between “you”, the owner and “us”, MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. This date must be at least 30 days (13 months for contracts issued in New York) from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase you can apply purchase payments to your contract and we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase. You can participate in both phases simultaneously if you apply a portion of your contract value to an annuity option.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include over forty funds and three fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

The Company/General Overview

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner of the contract. The owner is named at the time you apply for a contract. The owner can be an individual or a non-natural person. (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 90 (age 85 for contracts issued in New York) as of the date we proposed to issue the contract. As the owner of the contract, you exercise all rights under the contract. On and after the annuity date, you continue as the owner. You may change the owner of a non-qualified contract at any time prior to the annuity date by written request. Changing the owner may result in tax consequences.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Joint Owner

Non-qualified contracts can be owned by joint owners. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 90 (age 85 for contracts issued in New York) as of the date we proposed to issue the contract. If a joint owner dies, we will treat the surviving joint owner as the primary beneficiary. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated in the prospectus, we require the signatures of both the joint owners for all transactions if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 (age 85 for contracts issued in New York) as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. A surviving spouse who is the sole primary beneficiary under the contract may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. This election can only be made once while the contract is in effect. If your spouse does not make an election, as just described, within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his/her name.

Age

The term “age”, except when discussed in regards to specific tax provisions, is defined as a person’s age on his/her birthday nearest the date for which the age is being determined. For example, age 80 is the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. Based on the contract’s definition, you attain age 80 at calendar age 79 years, 6 months and 1 day.

Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$50,000 when the contract is bought as a non-qualified contract; or

•	$15,000 if you are buying the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan.

You can make additional purchase payments to your contract. However, additional payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1.5 million up to age 75; or

•	$500,000 if older than age 75 or if the owner is a non-natural person.

If there are joint owners, age refers to the oldest joint owner.

You may submit your initial purchase payment, along with your completed application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing your check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Evolution

Annuity Payment Services

MassMutual P.O. Box 74908

Chicago IL 60675-4908

Overnight Mail

MassMutual Evolution

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Annuity Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP). Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making subsequent purchase payments to your contract. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

General Overview. When you purchase your contract, we will apply your purchase payment among the investment choices according to the allocation instructions you provide. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record.

If you own the contract with a joint owner, we will accept allocation instructions from either you or the joint owner, unless we are instructed otherwise.

We reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

If you are participating in a transfer program, an Asset Allocation Program, the Guaranteed Minimum Accumulation Benefit, or the Guaranteed Minimum Income Benefit, allocation restrictions apply. See “Transfers and Transfer Programs,” “Additional Features – Guaranteed

Purchasing a Contract

Minimum Accumulation Benefit,” and “Additional Features – Guaranteed Minimum Income Benefit.”

The Fixed Account. If you are participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, you may not allocate purchase payments to The Fixed Account. Otherwise, you may allocate up to 70% of each purchase payment to The Fixed Account. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account.

Applying Purchase Payments. Once we receive your initial purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your initial purchase payment within 2 business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your initial purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or obtain your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will notify you. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Purchasing a Contract

Investment Choices

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (the separate account) as a separate account under Massachusetts law on July 9, 1997. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into subaccounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

The Funds

The contract offers the following funds. We may add or eliminate funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Sector
AIM V.I. Global Health Care Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Sector
AIM V.I. Technology Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Sector
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)

Adviser: Fidelity Management & Research Company

Sub-Adviser: FMR Co., Inc.; Fidelity Research & Analysis Company; Fidelity Management & Research (U.K.) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Limited

Large Cap Blend
ING Variable Products Trust
ING VP Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	Sector

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Series Investment Fund
MML Asset Allocation Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Asset Allocation/Balanced
MML Blue Chip Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Concentrated Growth Fund (Class I)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Large Cap Growth
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: Delaware Management Company and Insight Capital Research & Management, Inc.	Small/Mid-Cap Growth
MML Equity Income Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Blend
MML Foreign Fund	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Global Fund (Class I)	Adviser: MassMutual Sub-Adviser: Neuberger Berman Management, Inc.	International/Global
MML Growth & Income Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Large Cap Blend
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC	Large Cap Growth
MML Income & Growth Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Large Cap Value
MML Large Cap Growth Fund	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Large Cap Growth
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Large Cap Value

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Mid Cap Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
MML Mid Cap Value Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value
MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Growth
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth
MML Small Cap Index Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Small/Mid-Cap Blend
MML Small Cap Value Fund	Adviser: MassMutual Sub-Adviser: Goldman Sachs Asset Management, L.P.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Asset Allocation/Balanced
MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Large Cap Blend
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Large Cap Value
MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Asset Allocation/Balanced
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Growth
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend
Oppenheimer MidCap Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Short Term/Stable Value
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Advisor: Pacific Investment Management Company LLC Sub-Advisor: N/A	Sector

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses to you. You may also contact the Annuity Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.40%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit massmutual.com/compensation or call our Annuity Service Center at the number shown on page 1 of this prospectus.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General.  The compensation that we receive may be significant and we may profit from this compensation. Additionally, when electing the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Fixed Accounts

In most states, we offer three fixed accounts: two fixed accounts for dollar cost averaging (the “DCA Fixed Accounts”) and The Fixed Account (collectively, “the fixed accounts”), as investment choices. Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (“1933 Act”) nor is the general account registered under the Investment Company Act of 1940 (“1940 Act”) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The DCA Fixed Accounts

You can only participate in one DCA Fixed Account at a time. Further, if you are participating in a DCA Fixed Account, you cannot also participate in an Asset Allocation Program, the Separate Account Dollar Cost Averaging

Investment Choices

Program, the Automatic Rebalancing Program, the Interest Sweep Option, the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.

Description. Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s) you select. You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

DCA Term. Currently, you have a choice of two DCA Fixed Accounts: (a) DCA Fixed Account with a DCA Term of 6 months; or (b) DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

How to Participate in the DCA Fixed Account. To participate in the DCA Fixed Account you must apply a purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

DCA Transfers. We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the funds prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

DCA Withdrawals. If you withdraw all or a portion of your contract value during a DCA Term we will apply our normal withdrawal provisions.

DCA Fees. We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

DCA Interest Rate. We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest for the full DCA Term.

The Fixed Account

Allocating Purchase Payments. You may allocate up to 70% of each purchase payment to The Fixed Account. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account. Currently, if you are participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, you may not allocate purchase payments to The Fixed Account.

We will only exercise our right to discontinue access to The Fixed Account if the yield on investments will not support the guaranteed

Investment Choices

minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Transfers. There are specific rules limiting your ability to transfer contract value out of or into The Fixed Account. These are detailed in “Transfers and Transfer Programs.”

Withdrawals. If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your fully completed request at our Annuity Service Center.

Interest Rate. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the underlying fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub- account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Investment Choices/Contract Value

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers Among Investment Choices.  Generally, you can transfer all or part of your contract value among investment choices. However, there are restrictions that are detailed later in this section.

Transfer Requests.  Subject to state availability, you can make transfers by telephone, by internet, or by other means we authorize. You must clearly indicate the amount and investment choices from and to which you wish to transfer. To make transfers other than by telephone or internet, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Transfer Effective Date.  Your transfer is effective on the business day we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Transfer Fee.  During the accumulation phase, you can make 12 free transfers every calendar year without charge. If you make additional transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer. Any transfers you make as a part of an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year. When assessing any transfer fee, we will treat multiple transfers, which are effective on the same business day, as one transfer.

Transfer Amounts.  Currently, we do not restrict the amount you can transfer to a fund. However, we reserve the right to require a minimum transfer amount equal to $1000 or the entire amount in a fund, if less. We waive this requirement if a transfer is made due to participation in an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program Currently, we do not require that a minimum amount remain in a fund after you make a transfer. However, we reserve the right to require that a minimum amount of $1,000 remain in a fund after a transfer, unless you transfer the entire fund value.

Limits on Transfers

1.	We currently limit any transfer from the funds such that no transfer can cause your value in The Fixed Account to exceed 70% of your contract value. We reserve the right, upon providing you with 30 days notice, to change this percentage or to disallow transfers to The Fixed Account.

2.

We limit the amount you can transfer out of The Fixed Account. Each contract year, we will allow you to transfer up to 30% of your contract value in The Fixed Account as of your first transfer in that contract year. The 30% can be transferred at one time, or through several transfers during the contract year. If you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, in the fourth consecutive contract year you may transfer up to the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. We calculate transfers out of The Fixed Account on a first-in, first-out basis. In other words, we transfer

Transfers and Transfer Programs

amounts attributed to the oldest purchase payments first; then we transfer amounts attributed to the next oldest purchase payment; and so on.

3.	You may not transfer contract value from The Fixed Account to the Oppenheimer Money Fund/VA. For a period of 90 days after you transfer contract value out of The Fixed Account, you may not transfer any contract value into The Fixed Account or the Oppenheimer Money Fund/VA.

4.	If you are participating in a transfer program, an Asset Allocation Program, the Guaranteed Minimum Accumulation Benefit, or the Guaranteed Minimum Income Benefit, additional transfer restrictions may apply. See “Transfers and Transfer Programs,” “Additional Features – Guaranteed Minimum Accumulation Benefit,” and “Additional Features – Guaranteed Minimum Income Benefit.”

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Transfers and Transfer Programs

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund or The Fixed Account, if less. After a transfer, the minimum amount which must remain in a fund or The Fixed Account, is $1,000 unless you have transferred the entire value.

Asset Allocation Programs (AAP)

We offer two asset allocation programs:

1)	Directed Allocation Models; or

2)	Custom Allocation Choice.

If you elect the Guaranteed Minimum Income Benefit (GMIB), either GMIB 5, GMIB 6 or Basic GMIB or if you elect the Guaranteed Minimum Accumulation Benefit (GMAB), you must participate in an Asset Allocation Program and you cannot cancel your participation in the asset allocation programs without first canceling your election of the GMIB or GMAB.

Directed Allocation Models.  If you elect a directed allocation model (model), we will follow the guidelines of your elected model when investing your contract value in the investment choices available through the contract. The model you elect will determine which investment choices your contract value is invested in and how much of your contract value is allocated to each investment choice. Participation in a model does not assure a profit and does not protect you against loss in a declining market.

Periodically, we will rebalance your contract value so that it continues to follow your elected model strategy. Contract value in The Fixed Account will not be rebalanced. For a detailed description

Transfers and Transfer Programs

of the available models, contact our Annuity Service Center or your registered representative.

While participating in a model you may transfer your contract value by changing models. If you do submit a transfer request other than a request to change your model, we will terminate your participation in the directed allocation models and notify you of the termination. An exception to this is if you transfer contract value from The Fixed Account into a fund or funds. In this case we will not cancel your participation in the directed allocation models.

Additionally, we will terminate your participation in the directed allocation models:

•	if you apply your full contract value to an annuity option;

•	if you withdraw the total contract value;

•	upon payment of the death benefit; or

•	if you request that we end the program (in writing or by telephone).

Custom Allocation Choice.  If you elect Custom Allocation Choice, you must allocate your contract value within the Custom Allocation Choice parameters. The parameters are the minimum and maximum that may be allocated to each style of investment choice offered through the contract. Periodically, we will rebalance your contract value so that it continues to follow the parameters. Contract value in The Fixed Account will not be rebalanced. For a more detailed description of the Custom Allocation Choice parameters contact our Annuity Service Center or your registered representative. Participation in Custom Allocation Choice does not assure a profit and does not protect you against loss in a declining market.

We will terminate your participation in Custom Allocation Choice:

•	if you apply your full contract value to an annuity option;

•	if you withdraw the total contract value;

•	upon payment of the death benefit; or

•	if you request that we end the program (in writing or by telephone).

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Annuity Service Center.

Overview.  We currently offer the following transfer programs:

1.	Separate Account Dollar Cost Averaging Program;

2.	Automatic Rebalancing Program; and

3.	Interest Sweep Option.

•	These programs are only available during the accumulation phase of your contract;

•	You may only participate in one of these programs at any one time;

•

You may not participate in these programs if you have a current election of a DCA Fixed Account, an Asset Allocation Program, the Guaranteed Accumulation Income Benefit or the Guaranteed Minimum Income Benefit;

•	Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year;

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Separate Account Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

Transfers and Transfer Programs

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Interest Sweep Option.  Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value. We take any partial withdrawal proportionally from your contract value in your selected investment choices. We reserve the right to limit you to one partial withdrawal per contract year.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit and any elected guaranteed minimum accumulation benefit or guaranteed minimum income benefit. We describe this reduction under each feature’s description. Where we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

After you withdraw your full contract value, the contract does not provide a death benefit, guaranteed minimum accumulation benefit or guaranteed minimum income benefit.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

When making a partial withdrawal you must withdraw at least $100. After you make a partial withdrawal, we require that for non-qualified contracts you keep at least $2,000 in your contract. For qualified contracts the amount is also $2,000, unless your partial withdrawal is a minimum required distribution. We reserve the right to change these amounts. Withdrawals may be subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any contract maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing. To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution,

Transfers and Transfer Programs/Withdrawals

we also require a “letter of acceptance” from the financial institution.

Requests By Telephone. We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner and joint contract owner, if applicable;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•

The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Partial withdrawal requests by telephone will not be available to you if we are currently waiving the deferred sales charge in accordance with the nursing home waiver benefit.

Withdrawal Effective Date. For written requests, your withdrawal is effective on the business day we receive, at our Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests during the business day, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount. We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Partial Withdrawals Used to Pay Investment Advisory Fees. Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Annuity Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices. You may not participate in the SWP if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

Your SWP will end:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties, a contingent deferred sales charge and certain restrictions may apply to any withdrawal you make.

Withdrawals

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. There are three types of insurance charges: (1) the mortality and expense risk charge (2) the administrative charge and (3) charges for additional features.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.40% of the daily value of the assets invested in each fund, after fund expenses are deducted. We may increase this charge, but it will never exceed 1.75%. This charge is for:

•

the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%.

Charges for Additional Features

Annual Ratchet Death Benefit Charge

If you select the Annual Ratchet Death Benefit, we will assess a charge. This charge is equal, on an annual basis, to 0.40% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 0.90%.

Guaranteed Minimum Accumulation Benefit Charge

If you elect the Guaranteed Minimum Accumulation Benefit, we will assess a charge. This charge is equal, on an annual basis, to 0.50% (0.40% for contracts issued before September 1, 2006) of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.00%. If you elect to discontinue the Guaranteed Minimum Accumulation Benefit and its associated benefit, the charge will be discontinued on the business day we receive our fully completed form at our Annuity Service Center.

Guaranteed Minimum Income Benefit Charge

There are three versions of the GMIB described in this prospectus: MassMutual Guaranteed Income Plus 5 (GMIB 5); MassMutual Guaranteed Income Plus 6 (GMIB 6); and Basic GMIB. If you elect the Guaranteed Minimum Income Benefit and you applied for your contract prior to 9/1/07 or in a state where GMIB 5 and GMIB 6 are not

Expenses

available when we issue your contract, then your Guaranteed Minimum Income Benefit feature is the Basic GMIB.

MassMutual Guaranteed Income Plus 5 (GMIB 5).  If you elect GMIB 5, we will deduct a charge from your contract value in the funds. The charge is equal, on an annual basis, to 0.65% of the GMIB value as of the date we deduct the charge. We will deduct the charge for GMIB 5 quarterly, commencing on the first quarter of your first contract year. We will discontinue the charge for GMIB 5 the business day after you apply your full contract value to an annuity option; the business day we receive your request, in good order, to cancel this feature; or the business day after the contract anniversary preceding the annuitant attaining age 86. We may increase this charge, but the charge will never exceed 1.50%.

MassMutual Guaranteed Income Plus 6 (GMIB 6).  If you elect GMIB 6, we will deduct a charge from your contract value in the funds. The charge is equal, on an annual basis, to 0.80% of the GMIB value as of the date we deduct the charge. We will deduct the charge for GMIB 6 quarterly, commencing on the first quarter of your first contract year. We will discontinue the charge for GMIB 6 the business day after you apply your full contract value to an annuity option; the business day we receive your request, in good order, to cancel this feature; or the business day after the contract anniversary preceding the annuitant attaining age 86. We may increase this charge, but the charge will never exceed 1.50%.

Basic GMIB.  If you elect the Basic GMIB, we will deduct a charge from your contract value in the funds until you apply your full contract value to an annuity option or cancel the feature. This charge is equal, on an annual basis, to 0.65% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. If you elect to discontinue the Basic GMIB, the charge will be discontinued on the business day we receive our fully completed form at our Annuity Service Center. If you apply your full contract value to an annuity option, the charge will discontinue on your annuity start date.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract value in the Separate Account as an annual contract maintenance charge. The actual amount we deduct may vary by state. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from your contract value invested in the funds.

If you make a total withdrawal from your contract we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary we will deduct a pro rata portion of the charge. During the income phase, we will deduct this charge pro rata from each payment.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount and the amount you apply to an annuity option. We use this charge to cover certain expenses relating to the sale of the contract. The charge is a percentage of the amount you withdraw or apply to an annuity option.

If we assess a contingent deferred sales charge, we will deduct it proportionally from the remaining contract value in your selected investment options. If there is not enough contract value remaining, we will deduct the charge from the amount you withdraw.

The amount of the charge depends on the amount you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option. The contingent deferred sales charge is assessed as follows:

Contract Year When Withdrawal is Made or Contract Value is Applied to an Annuity Option	Charge (as a percentage of the amount you withdraw or apply to an annuity option)
1st Year	7%
2nd Year	6%
3rd Year	6%
4th Year	4%
5th Year	3%
6th Year and thereafter	0%

Expenses

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution, attributable to this contract, that exceeds the free withdrawal amount.

•	When you apply all or part of your contract value to an annuity option (except as described under Annuity Option E).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

•

If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•

When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

•	If we are currently waiving the contingent deferred sales charge in accordance with the nursing home waiver benefit.

•	If you are 59 1/2 or older, and you apply your entire contract value:

–	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

–	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

Free Withdrawals

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year. You may take the 10% in multiple withdrawals each contract year.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

Subject to state availability, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Annuity Service Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

1.	You are past your first contract year.

2.	If you resided in a licensed nursing care facility within 2 years prior to contract issue, the benefit is not available to you; however, for contracts issued in New York, if the waiver is unavailable to you for this reason, you will automatically become eligible 2 years following the date of discharge from a licensed nursing care facility;

3.	Your stay in a licensed nursing care facility is prescribed by a physician and is medically necessary.

4.	You provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

5.	You make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

If we are currently waiving the contingent deferred sales charge in accordance with this feature, you may not participate in the systematic withdrawal program.

We define a licensed nursing care facility to be an institution licensed by the state in which it is

Expenses

located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20. Any transfers you make as a part of an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year. When assessing any transfer fee, we will treat multiple transfers, which are effective on the same business day, as one transfer.

We will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers each calendar year and they are not subject to a transfer fee.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply all or part of your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments.

Applying Part of Your Contract Value to an Annuity Option.  If you elect to apply part of your contract value to an annuity option, we will treat the amount applied as a withdrawal. You must specify the portion of your contract value to be applied to an annuity option, and if it is not the full contract value, the amount must be at least $10,000.

We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times

Expenses/The Income Phase

that you can elect to apply part of your contract value to an annuity option to once a contract year.

Prior to applying a portion of your contract value to an annuity option, you should consult a tax adviser and discuss the tax implications associated with such a transaction. For tax reporting purposes we will report the payments you receive through this transaction as annuity payments, however, there is uncertainty as to how the Internal Revenue Service would treat this transaction and the resulting annuity payments. Adverse tax consequences could apply.

Electronic Funds Transfer and Annuity Payments.   You may receive annuity payments by electronic funds transfer (EFT). However, we only allow an EFT of your annuity payments to one account. When you set up an EFT, the account number you provide to us must be used for all annuity payments you receive from this contract and from any other contract we or our affiliates may issue to you. You may change the account number at any time.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. This date must be at least 30 days (13 months for contracts issued in New York) after you purchase your contract. You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant (90th birthday for contracts issued in New York);

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner (90th birthday for contracts issued in New York); or

(3)	The latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Options and Annuity Payments.  At the annuity date, you have the same fund choices that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the fixed accounts will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date or your GMIB value on the annuity date, if applicable;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of the annual contract maintenance charge, if applicable; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used, unless you are exercising the Guaranteed Minimum Income Benefit (Basic GMIB, GMIB 5 or GMIB 6).

Variable Annuity Payments.  You may not elect a variable annuity payment if you are exercising the Basic GMIB.

The Income Phase

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following (unless you elected GMIB 5 or GMIB 6):

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of the annual contract maintenance charge, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

The Guaranteed Minimum Income Benefit and Annuity Payments.  There are three versions of the GMIB described in this prospectus: MassMutual Guaranteed Income Plus 5 (GMIB 5); MassMutual Guaranteed Income Plus 6 (GMIB 6); and Basic GMIB. If you elect the Guaranteed Minimum Income Benefit and you applied for your contract prior to 9/1/07 or in a state where GMIB 5 and GMIB 6 are not available when we issue your contract, then your Guaranteed Minimum Income Benefit feature is the Basic GMIB.

If you elect the Guaranteed Minimum Income Benefit, when you enter the Income Phase, we calculate your fixed annuity payments using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the fixed guaranteed payout rates in your contract; 2) your contract value and the fixed guaranteed payout rates in your contract; or 3) your contract value and current fixed payout rates.

For variable annuity payments (which you can elect if you have GMIB 5 or GMIB 6) we calculate the initial variable annuity payment using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the fixed guaranteed payout rates in your contract; or 2) your contract value and the variable guaranteed payout rates. Future variable payments will depend on the performance of the funds you select. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your contract value to an annuity option. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

The Income Phase

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options
Annuity Option A – Life Income. (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: 100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option: If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge: In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump-sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

The Income Phase

Death Benefit

Death of Contract Owner During the Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing. Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your surviving spouse is the sole primary beneficiary, he or she may elect to become the owner of the contract at the death benefit amount payable.

Death Benefit Amount During the Accumulation Phase

The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers two death benefit features: the Basic Death Benefit or, for an additional charge, the Annual Ratchet Death Benefit.

For detail regarding the Annual Ratchet Death Benefit see “Additional Features – Annual Ratchet Death Benefit.”

You may only select one death benefit feature and you cannot change your selection once we issue your contract. If you do not select a death benefit feature when we issue your contract, the death benefit feature under your contract will be the Basic Death Benefit.

Basic Death Benefit (Version 9/1/07)

for contracts applied for on or after 9/1/07

subject to state availability

If you are under age 76 when we issue your contract, the death benefit is the greater of your contract value, or your purchase payments reduced by an adjustment for withdrawals and any applicable charges.

We calculate the adjustment for withdrawals as follows:

•	The withdrawal amount, including any applicable charges;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated death benefit value.

These values are those we determine as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

If you are age 76 or over when we issue your contract, the value of the basic death benefit is your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Basic Death Benefit

for contracts applied for prior to 9/1/07

also available to all contracts issued in states where Basic Death Benefit – Version 9/1/07 is not available.

Prior to you reaching age 80, the death benefit is the greater of your contract value, or your purchase payments reduced by an adjustment for withdrawals and any applicable charges. We calculate the adjustment for withdrawals as follows:

•	The withdrawal amount, including any applicable charges;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated death benefit value.

Death Benefit

These values are those we determine as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

At age 80 and beyond, the value of the basic death benefit is your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary

In addition to options 1, 2 and 3, if your spouse is the sole primary beneficiary, then the surviving spouse may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract.

Lump Sum Payment. If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60 day period beginning with the date of receipt by us of proof of death.

Death of Contract Owner During the Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant. You cannot name a new annuitant once the Income Phase begins. Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Death Benefit

Additional Features

Subject to state availability, the following features are available for an additional charge or credit. We only allow you to elect the Annual Ratchet Death Benefit, Guaranteed Minimum Income Benefit, or the Guaranteed Minimum Accumulation Benefit at the time we issue your contract.

Annual Ratchet Death Benefit

When we issue your contract, for an additional charge, you can elect the Annual Ratchet Death Benefit as a replacement for the Basic Death Benefit which is the standard death benefit for the contract.

The amount of the death benefit will be the greatest of:

(A)	Your contract value, or

(B)	The value of the annual ratchet feature (see “Value of the Annual Ratchet Feature” below), or

(C)	Your purchase payments reduced by an adjustment for withdrawals and applicable charges.

For (C) we calculate the adjustment for withdrawals as follows:

•	the withdrawal amount, including any applicable charges;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated death benefit value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

The values in (A), (B) and (C) above are those we determine as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Value of the Annual Ratchet Feature. When we issue your contract, the initial annual ratchet feature will be equal to your initial purchase payment. Prior to you, the oldest joint owner, or the annuitant (if the contract is owned by a non- natural person) reaching age 80, we recalculate the value of the annual ratchet feature on each contract anniversary, each time you make a withdrawal and each time you apply a purchase payment. Your first contract anniversary is one calendar year from the date we issue your contract.

Since we calculate your annual ratchet feature on every contract anniversary, your “most recently calculated annual ratchet feature” is the value calculated on your most recent contract anniversary, provided you haven’t made a payment or withdrawal since your most recent contract anniversary.

If you have made a payment or withdrawal since your most recent contract anniversary, your “most recently calculated annual ratchet feature” is calculated when you made your most recent withdrawal or payment. The recalculation works as follows:

1.	Each time you make a withdrawal, the annual ratchet feature is equal to the most recently calculated annual ratchet feature reduced by an adjustment for withdrawals (the adjustment for withdrawals is described in “C” above).

2.	Each time you make a purchase payment the annual ratchet feature is equal to the most recently calculated annual ratchet feature plus the purchase payment.

3.	Each contract anniversary, the annual ratchet feature is equal to the most recently calculated annual ratchet feature or your contract value, whichever is greater.

At age 80 and beyond, the annual ratchet feature is the value of the annual ratchet feature at age 80 adjusted to reflect purchase payments and withdrawals as described in “1” and “2” above.

Cost of the Annual Ratchet Death Benefit.  If you elect the Annual Ratchet Death Benefit, we will deduct a charge from your contract value in the funds. This charge is equal, on an annual basis, to 0.40% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 0.90%.

Additional Features

Guaranteed Minimum Income

Benefit (GMIB)

The GMIB is not available in all states

There are three versions of the GMIB described in this prospectus:

•	MassMutual Guaranteed Income Plus 5 (GMIB 5);

•	MassMutual Guaranteed Income Plus 6 (GMIB 6); and

•	Basic GMIB.

If you elect the Guaranteed Minimum Income Benefit and you applied for your contract prior to 9/1/07 or in a state where GMIB 5 and GMIB 6 are not available when we issue your contract, then your Guaranteed Minimum Income Benefit feature is the Basic GMIB.

Important GMIB Considerations

•	This benefit may not be appropriate for all contract owners. You should understand the GMIB completely before you elect this benefit feature.

•	The GMIB does not in any way guarantee the performance of any of the investment choices available under this contract.

•	Any purchase payments made after the second contract year may increase the cost of the GMIB feature and may impact the potential benefit paid.

•	Consult a tax adviser before considering the GMIB in conjunction with a tax-qualified contract because the GMIB has limited usefulness if the contract is subject to IRS minimum distribution requirements.

•	Please consult with a qualified financial professional when you are evaluating the GMIB and all other aspects of the contract.

GMIB 5 and GMIB 6

Available to contracts applied for on or after 9/1/07, subject to state availability.

What are GMIB 5 and GMIB 6.  GMIB 5 and GMIB 6 are features you can elect when we issue your contract. Each sets a minimum floor for a future amount that you may apply to an annuity option. We call that amount the GMIB value.

Benefit Waiting Period. You are not eligible to apply your GMIB value to an annuity option until after your benefit waiting period. The benefit waiting period equals ten contract years, so you become eligible to apply your contract value to an annuity option:

•	On your tenth contract anniversary or,

•	if your GMIB value is reset, on the tenth contract anniversary following the most recent reset.

Your first contract anniversary is one calendar year from the date we issued your contract.

For additional eligibility requirements see “GMIB 5 and GMIB 6 – Eligibility for the GMIB Value.”

How is the GMIB Value Calculated?  When we issue your contract, your GMIB value will equal your initial purchase payment increased by a compound annual interest rate of 5% for GMIB 5 or 6% for GMIB 6.

Additional purchase payments made within the first two contract years are added to the GMIB value, increased on a pro-rated basis from the date of receipt by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6. If you make a withdrawal, we reduce your GMIB value by an adjustment for withdrawals.

On each contract anniversary we will increase your GMIB value by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6 and continue to make any adjustment for withdrawals. If you elect to reset your GMIB value, we may recalculate your GMIB value as described in “GMIB 5 and GMIB 6 - Reset Feature.”

If you elect GMIB 5, the maximum GMIB value is 200% of the purchase payments made to your contract value in the first two contract years, adjusted for withdrawals or, if you reset, 200% of your most recent reset GMIB value adjusted for withdrawals. If you elect GMIB 6, the maximum GMIB value is 250% of the purchase payments made to your contract value in the first two contract years, adjusted for withdrawals or, if you reset, 250% of your most recent reset GMIB value adjusted for withdrawals. If the GMIB value is higher than the maximum GMIB value allowed, then your GMIB value will equal the maximum.

Adjustment for Withdrawals. If you make a withdrawal, we recalculate the GMIB value by

Additional Features

making an adjustment for withdrawals. There are two types of adjustments for withdrawals:

Dollar For Dollar Adjustment: During each contract year, we will lower your GMIB value for each dollar that you withdraw up to and equal to the current contract year interest earned on your GMIB value.

Pro-Rata Adjustment: During each contract year, for any amount you withdraw that exceeds the current contract year interest earned on your GMIB value, we reflect that withdrawal amount as a percentage of contract value. We use the percentage of contract value withdrawn to lower the GMIB value by the same percentage.

This adjustment can be described as follows: A divided by B, with the result multiplied by C, where:

A = the withdrawal amount in excess of the current contract year interest earned on your GMIB value;

B = the contract value immediately prior to the withdrawal; and

C = the most recently calculated GMIB.

Reset Feature.  On your second contract anniversary and each subsequent contract anniversary, you may elect to reset the GMIB value to equal your contract value as of the current contract anniversary. You then may not apply the GMIB value to an annuity option until on or after the tenth contract anniversary following the reset. You must elect the reset by written request within 30 calendar days prior to the contract anniversary.

If your contract value is less than the GMIB value, the reset will not take place and the existing GMIB value and benefit waiting period will remain in place.

If your contract value as of the reset exceeds the GMIB value, we will increase your GMIB value to equal your contract value and you will begin a new ten year benefit waiting period. Once the annuitant is over 75, the reset option is no longer available.

Reset Option Examples:

Example 1

Example 1 assumes the following:

•	You elect GMIB 5;

•	You make an initial purchase payment of $100,000 and do not make any subsequent purchase payments;

•	You do not make any withdrawals;

•	Your contract value has increased to $120,000 as of your second contract anniversary.

On your second contract anniversary:

•	Your GMIB value is $110,250 (which is your initial deposit of $100,000 compounded at 5% interest for 2 years);

•	You elect to reset.

We calculate your new GMIB value: Since you chose a reset and the contract value is higher than the GMIB value, your new GMIB value resets to $120,000. You will be eligible to apply the GMIB value to an annuity option after 10 additional contract years.

During your third contract year you may withdraw up to $6,000 and we will make a dollar for dollar adjustment for withdrawals to your GMIB value. The $6,000 is the interest earned in your third contract year on your GMIB value ($120,000 x 5% for GMIB 5 = $6,000). For any withdrawal amount that exceeds $6,000 during the third contract year, we will make a pro-rata adjustment for withdrawals to your GMIB value.

Example 2:

Example 2 assumes the following:

•	You elect GMIB 5;

•	You make an initial purchase payment of $100,000 and do not make any subsequent purchase payments;

•	You do not make any withdrawals;

•	Your contract value has decreased to $90,000 as of your second contract anniversary.

On your second contract anniversary:

•	Your GMIB value is $110,250 ($100,000 compounded with 5% interest for 2 years);

•	You elect to reset.

We calculate your new GMIB value: Since your contract value is less than your GMIB value on the anniversary, we do not accept your request to reset. So your GMIB value for the on the anniversary will be the $110,250. You remain eligible to apply the GMIB value (as it continues to grow with 5% compound interest) to an annuity option after 8 additional contract years.

Additional Features

During your third contract year, you may withdraw up to $5,513 (which is this year’s interest on your GMIB value, that is, $110,250 x 5% interest) and we will make a dollar for dollar adjustment for withdrawals to your GMIB value. For any withdrawal amount that exceeds $5,513 during the third contract year, we will make a pro-rata adjustment for withdrawals to your GMIB value.

Eligibility for the GMIB Value. You will be

eligible to apply all or a portion of the GMIB value to an annuity option if:

1.	You elected GMIB 5 or GMIB 6 at time of contract issue and you do not cancel the feature;

2.	You participate in an Asset Allocation Program at the time of contract issue and until your contract enters the Income Phase;

3.	Your annuity start date is on the tenth or subsequent contract anniversary or, if your GMIB value was reset, your annuity start date is on the tenth or subsequent contract anniversary after the reset;

4.	The annuitant is at least age 60 but not older than age 85; and

5.	If you elect a period certain only annuity option, it is for a period certain of twenty or more years.

Withdrawal Benefit for Annuity Options.  If you elect GMIB 5 or GMIB 6 and later apply all or a portion of your GMIB value to generate variable payments from an annuity option with a period certain, you may withdraw a portion or all of the commuted value of any remaining period certain payments. Partial withdrawals are limited to one per contract year and must be a minimum amount of $5000. The remaining annuity payments after a partial withdrawal must be at least $100. Any request for a withdrawal will be taken proportionately from the funds that you are invested in as of the date of the withdrawal. Once a withdrawal is made, the remaining period certain annuity payments will be reduced proportionally. Withdrawals will not affect annuity payments that are to be made after the period certain is over, if any.

Allocation Restrictions.  If you elect GMIB 5 or GMIB 6 you must participate in an Asset Allocation Program. If you elect GMIB 6 you are subject to additional restrictions within the Asset Allocation Programs. Contact the Annuity Service Center or your registered representative for additional details and see “Transfers and Transfer Programs – Asset Allocation Programs.”

The Asset Allocation Programs provide allocation models or parameters that you may elect. If you elect GMAB 5, the Asset Allocation Programs provide other allocation models and parameters, in addition to those offered with GMAB 6. For details about models and parameters available with each feature, contact our Annuity Service Center or your registered representative.

If you elect GMIB 5 or GMIB 6, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  You may only elect one GMIB feature. If you elect GMIB 5 or GMIB 6 you may not elect the Guaranteed Minimum Accumulation Benefit.

What Does This Feature Cost?  If you elect GMIB 5 or GMIB 6, we will deduct a charge from your contract value in the funds. The charge for GMIB 5 is equal, on an annual basis, to 0.65% of the current GMIB value. The charge for GMIB 6 is equal, on an annual basis, to 0.80% of the current GMIB value. We will deduct the charge for GMIB 5 or GMIB 6 quarterly, commencing on the first quarter of your first contract year. We will discontinue the charge for GMIB 5 or GMIB 6 the business day after you apply your full contract value to an annuity option; the business day we receive your request, in good order, to cancel this feature; or the business day after the contract anniversary preceding the annuitant attaining age 86. We can increase these charges, but they will never exceed 1.50%.

How Do I Elect the GMIB 5 or GMIB 6? To elect GMIB 5 or GMIB 6:

•	The annuitant must be under age 76 at time of contract issue;

•	You must elect the feature at the time we issue your contract;

•	You must allocate 100% of your purchase payment to an Asset Allocation Program.

GMIB 5 and GMIB 6 may not be available in all states.

Can I Cancel This Feature?  You can cancel GMIB 5 or GMIB 6. We will terminate your selection of GMIB 5 or GMIB 6 and the associated charge on the business day we receive our fully completed form at our Annuity Service

Additional Features

Center. Once the feature is terminated, it cannot be reinstated.

Annuity Payments and the GMIB.  When you enter the Income Phase, we calculate fixed annuity payments using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the fixed guaranteed payout rates in your contract; 2) your contract value and the fixed guaranteed payout rates in your contract; or 3) your contract value and current fixed payout rates.

For variable annuity payments we calculate the initial variable annuity payment using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the fixed guaranteed payout rates in your contract; or 2) your contract value and the variable guaranteed payout rates. Future variable payments will depend on the performance of the funds you select. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Basic GMIB

If you elect the Guaranteed Minimum Income Benefit and you applied for your contract prior to 9/1/07 or in a state where GMIB 5 and GMIB 6 are not available when we issue your contract, then your Guaranteed Minimum Income Benefit feature is the Basic GMIB.

What is the Basic GMIB?  The Basic GMIB is a feature you can elect when we issue your contract. It sets a minimum floor for a future amount that you may apply to an annuity option. We call that amount the GMIB value.

How is the GMIB Value Calculated?  The GMIB value will equal:

a)	Your total purchase payments to your contract as of the end of your 2nd contract year; where

b)	each purchase payment is increased by a compounded annual rate of 5% starting from the date each is credited to your contract value until the maximum GMIB value is reached or you begin the income phase;

c)	reduced by an adjustment for any withdrawals.

The adjustment for withdrawals is calculated as follows:

i)	The withdrawal amount, including any applicable charges;

ii)	divided by your contract value immediately prior to the withdrawal; with the result

iii)	multiplied by the most recently calculated GMIB value.

The maximum GMIB value is 200% of the purchase payments made to your contract value in the first two contract years, adjusted for withdrawals. If the GMIB value is higher than the maximum GMIB value allowed, then your GMIB value will equal the maximum. When the annuitant reaches age 80, the GMIB value will no longer increase.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMIB Value.

Eligibility for the GMIB Value. You will be eligible to apply all or a portion of the GMIB value to an annuity option if:

1.	You elected the Basic GMIB at time of contract issue and you do not cancel the feature;

2.	You participated in an Asset Allocation Program at the time of contract issue, and remain in the program until your contract enters the income phase;

3.	Your contract is beyond its 7th contract year (we measure a contract year from the anniversary of the day we issued your contract);

4.	The annuitant reaches age 60; and

5.	You elect to receive fixed annuity payments through a life contingent annuity option (currently Annuity Options A, B, C and D).

Allocation Restrictions.  If you elect the Basic GMIB you must participate in an Asset Allocation Program (see Transfers and Transfer Programs – Asset Allocation Programs).

If you elect the Basic GMIB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect the Basic GMIB you may not elect the Guaranteed Minimum Accumulation Benefit.

Additional Features

What Does the Basic GMIB Cost?  If you elect the Basic GMIB, we will deduct a charge from your contract value in the funds until you apply your full contract value to an annuity option or cancel the Basic GMIB. This charge is equal, on an annual basis, to 0.65% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%.

How Do I Elect the Basic GMIB? To elect the Basic GMIB:

•	The annuitant must be under age 80 at time of contract issue;

•	You must elect the feature at the time we issue your contract;

•	You must allocate 100% of your purchase payment to an Asset Allocation Program.

The Basic GMIB may not be available in all states.

Can I Cancel the Basic GMIB?  We will terminate your election of the Basic GMIB on the business day we receive our fully completed form at our Annuity Service Center. We will not refund you for charges already deducted for the Basic GMIB. However, the charge for this feature will be discontinued on the business day we receive our fully completed form at our Annuity Service Center. Once the Basic GMIB is terminated, it cannot be reinstated.

Annuity Payments and the GMIB. When you enter the Income Phase, we calculate your annuity payments using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the guaranteed payout rates in your contract; 2) your contract value and the guaranteed payout rates in your contract; or 3) your contract value and current payout rates.

Guaranteed Minimum Accumulation Benefit (GMAB)

What is the GMAB?  If you elect the GMAB we guarantee that at the end of your benefit period, your contract value will equal no less than a specified amount called the GMAB value. The GMAB may provide protection in the event of lower contract values that may result from the investment performance of the contract.

If you elect the GMAB you must choose one of two available benefit periods: the 10 year benefit period with reset option or the 20 year benefit period. You may only make this choice at the time your contract is issued.

10 Year Benefit Period with Reset Option. You may elect a 10 year benefit period with an option to reset. This benefit period will initially end upon your 10th contract anniversary, with the option to reset the benefit period as of your 2nd contract anniversary and each subsequent contract anniversary up to and including the end of the benefit period.

The Reset option. The option to reset means that on your 2nd contract anniversary, and each subsequent contract anniversary while a benefit period is in effect, you may elect to:

a)	start your 10 year benefit period over again. For example, if you reset as of your 2nd contract anniversary, your 10 year benefit period will end on your 12th contract anniversary; and

b)	reset your GMAB value so it equals your contract value as of the contract anniversary on which you elect to reset.

If you want to apply the reset option to your upcoming contract anniversary, you must submit a written request to the Annuity Service Center within 30 calendar days prior to that contract anniversary. If we receive your request outside of the 30 day window, your request will not be implemented.

If you request a reset and on the date we are to implement the reset your contract value is less than the current GMAB value, the reset will not occur and the existing benefit period and GMAB value will remain in place.

After you reach age 90 (age 80 for contracts issued in New York), the reset option is no longer available to you.

If we issued your contract prior to September 12, 2005, and you elected the GMAB feature when your contract was issued, your 10 year GMAB feature will remain the same except now it will include the reset option.

20 Year Benefit Period.  You may elect a 20 year benefit period (26 year benefit period for contracts issued in New York). This option does not include a reset feature and it is not available in contracts issued prior to September 12, 2005.

Allocation Restrictions.  If you elect the GMAB you must participate in an Asset Allocation Program (see Transfers and Transfer Programs – Asset Allocation Programs).

Additional Features

If you elect the GMAB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect the GMAB you may not elect the Guaranteed Minimum Income Benefit.

Eligibility for the GMAB Value.  You will be eligible to receive the GMAB value if:

1.	You elected the GMAB at time of contract issue and you do not cancel the GMAB;

2.	You remain in your contract until the end of your benefit period and do not enter the Income Phase before the end of your benefit period; and

3.	You participated in an Asset Allocation Program at the time of contract issue, and remain in the program until the end of your benefit period.

If you elect the GMAB, but items 2 and 3 are not met, you will not be eligible to receive the GMAB value, even though you have paid for the feature. At the end of your benefit period the GMAB will terminate. No benefits or charges will accrue thereafter.

What Happens at the End of the Benefit Period?  If you have never requested a reset, then at the end of your benefit period, if the GMAB value is greater than your contract value applicable to purchase payments made during the first two contract years (adjusted for withdrawals and investment experience), we will credit your contract value on the next business day so that your contract value equals the GMAB value. If the GMAB value is less, we will not credit your contract value.

If you previously requested the reset and we applied the reset, then at the end of your benefit period, if the GMAB value is greater than your contract value as of the date of the latest reset (adjusted for subsequent withdrawals and investment experience), we will credit your contract value on the next business day so that your contract value equals the GMAB value. If the GMAB value is less, we will not credit your contract value.

Payment of Any Credit.  Any credit paid due to your election of GMAB will be applied proportionally to the funds you are invested in when we apply the credit. If you are not invested in any funds at that time, we will automatically apply the credit to the Oppenheimer Money Fund/VA. Electing GMAB does not guarantee a credit will be paid.

How is the GMAB Value Calculated?  For the 10 year benefit period, the GMAB value will equal your total purchase payments made to the contract as of the end of your 2nd contract year, reduced by an adjustment for any withdrawals.

If the benefit is reset, then the GMAB value is equal to the contract value at the time of reset, reduced by an adjustment for subsequent withdrawals.

For the 20 year benefit period (26 year for contracts issued in New York), the GMAB value will equal two times your total purchase payments made to the contract as of the end of your second contract year, reduced by an adjustment for withdrawals.

For all benefit periods, the adjustment for withdrawals is calculated as follows:

•	The withdrawal amount, including any applicable charges;

•	divided by your contract value immediately prior to the withdrawal; with the result;

•	multiplied by the most recently calculated GMAB value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMAB.

What Does the GMAB Cost?  If you elect the GMAB, we will deduct a charge from your contract value in the funds while the feature is in effect. This charge is equal, on an annual basis, to 0.50% (0.40% for contracts issued before September 1, 2006) of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.00%. There is no additional charge for the reset option on the 10 year GMAB feature.

How Do I Elect the GMAB?  To elect the GMAB, you must:

•	Elect the GMAB at the time your contract is issued; and

Additional Features

•	Elect to participate in an Asset Allocation Program.

Additionally, at the time we issue your contract, you must meet the age requirements as follows:

To elect the 10 year benefit period you must not have attained age 90 (age 80 for contracts issued in New York).

To elect the 20 year benefit period (26 year benefit period for contracts issued in New York) you must not have attained age 80 (age 64 for contracts issued in New York).

Once we issue your contract, you cannot elect the GMAB.

The GMAB may not be available in all states.

Can I Cancel the GMAB?  We will terminate your election of the GMAB on the business day we receive our fully completed form at our Annuity Service Center. We will not refund charges already deducted for the GMAB. However, the charge for this feature will be discontinued on the business day we receive our fully completed form at our Annuity Service Center. Once the GMAB is terminated, it cannot be re-elected.

Additional Restrictions.  If you elect the GMAB, you cannot participate in the Guaranteed Minimum Income Benefit, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program.

Important GMAB Considerations

This benefit may not be appropriate for all contract owners. You should understand the GMAB completely before you elect this benefit feature. Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the contract.

The GMAB does not in any way guarantee the performance of any of the investment choices available under this contract.

While participating in the GMAB you may transfer your contract value by changing asset allocation models. Otherwise, you cannot transfer your contract value among investment choices.

If you elect the GMAB, currently, you cannot allocate any contract value to the fixed accounts.

Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract because the GMAB has limited usefulness if the contract is subject to IRS minimum distribution requirements.

Any purchase payments made after the second contract year could increase the cost of the GMAB, without a corresponding increase in the benefit.

Electronic Document Delivery Credit

We will provide an annual $24 credit to your contract on your contract anniversary if you are participating in our e-DocumentsSM Program as of your contract anniversary. Participation in our e-DocumentsSM Program will provide you with documents related to your contract in an electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semiannual reports of the underlying funds.

We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format. We will apply this credit on your contract anniversary proportionally to the funds that you are invested in on that date. If you are not invested in any of the funds when we apply the credit, we will automatically apply the credit to the Oppenheimer Money Fund/VA.

The electronic document delivery credit may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

We reserve the right to continue, modify or terminate this credit feature at any time.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Additional Features/Taxes

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether a contract owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest account values, and if so, what that number might be.

We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax

Taxes

codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Income Tax Withholding

All distributions or the portion of distributions includible in your gross income may be subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) Plan or a tax-sheltered annuity made after December 31, 1998.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

The Code provide that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Taxes

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•

after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•

distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax- Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult a tax adviser to determine how this may impact your specific circumstances. More details can be found in the Statement of Additional Information.

Withdrawals – Tax-Sheltered Annuities

Pursuant to Revenue Ruling 90-24, we will allow partial or full transfers of a participant’s interest in a non-ERISA Tax-Sheltered Annuity (TSA) to this

Taxes

contract as long as the originating TSA is not issued by us or one of our affiliates. However, this contract cannot be used for salary reduction contributions. You cannot take a loan under this contract.

The Code limits the withdrawal of salary reduction amounts from certain TSAs. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as defined by the Code; or

(5)	makes a withdrawal due to a hardship, as defined by the Code.

In the case of a hardship, the owner can only withdraw the purchase payments and not any earnings. The owner would be responsible for suspending salary reduction contributions to any other TSA contract for a six-month period following the date of a hardship distribution.

Contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these withdrawal restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non- resident alien” is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Other Information

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Taxes/Other Information

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales- based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Annuity Service Center for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the

Other Information

assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of contract owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Changes to the Contract.  We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

MassMutual is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While MassMutual is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to MassMutual’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

MassMutual, along with numerous other defendants, has been named in an adversary proceeding in the Enron bankruptcy. In addition, in June 2005, MassMutual’s former Chief

Other Information

Executive Officer (former CEO) filed a demand for arbitration contesting his termination “for cause” from MassMutual. In 2006, the arbitration panel ruled that the former CEO’s conduct did not satisfy the Employment Contract’s requirement for a “for cause” termination and awarded him a portion of the compensation and severance benefits specified in his employment agreement. MassMutual has appealed this ruling to the Massachusetts state court. In 2006, MassMutual accrued an additional $9 million in compensation expense bringing the total accrual for this matter to approximately $71 million as of December 31, 2006.

In 2005, MassMutual received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, MassMutual has paid $111 million of the original $268 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact MassMutual’s financial position or liquidity. However, the outcome of a particular proceeding may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of MassMutual’s income for the period.

MassMutual is subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of its business. MassMutual has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and (d) marketing, pricing and sales of retirement products. In connection with examinations and investigations, MassMutual has been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, U.S. Department of Labor, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, the State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

MassMutual believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact MassMutual’s financial position or liquidity. The outcome of a particular matter may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of MassMutual’s income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

Other Information

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual EvolutionSM.

Name

Address

City	State	Zip

Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A – Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values – Basic Death Benefit

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services	$11.96	$10.44	$10.02	$10.00(a)
AIM V.I. Global Health Care	11.02	10.65	10.01	10.00(a)
AIM V.I. Technology	10.86	9.99	9.94	10.00(a)
Calvert Social Balanced(c)	—	10.76	10.35	10.00(a)
Fidelity VIP Contrafund	13.77	12.53	10.89	10.00(a)
ING VP Real Estate	12.21	N/A	N/A	10.00(b)
Janus Aspen Balanced(c)	—	11.07	10.45	10.00(a)
MFS Investors Trust(c)	—	11.22	10.63	10.00(a)
MFS New Discovery(c)	—	10.23	9.88	10.00(a)
MML AllianceBernstein Large Cap Growth(e)	10.38	10.06	9.68	10.00(a)
MML American Century Income & Growth(e)	12.59	10.92	10.61	10.00(a)
MML American Century Mid Cap Value(e)	12.76	11.10	10.74	10.00(a)
MML Babson Blend	11.74	10.68	10.37	10.00(a)
MML Babson Enhanced Index Core Equity	12.41	10.86	10.46	10.00(a)
MML Babson Inflation-Protected Bond	10.11	10.17	10.18	10.00(a)
MML Babson Managed Bond	10.43	10.18	10.11	10.00(a)
MML Capital Guardian Asset Allocation(e)	12.34	11.07	10.31	10.00(a)
MML Capital Guardian Growth & Income(e)	11.74	10.84	10.41	10.00(a)
MML Davis Large Cap Value	12.57	11.18	10.40	10.00(a)
MML Emerging Growth	10.97	10.59	10.66	10.00(a)
MML Equity Index	12.20	10.75	10.46	10.00(a)
MML GMO Growth Equity	10.16	10.13	9.91	10.00(a)
MML Goldman Sachs Small Cap Value(e)	14.60	12.38	11.57	10.00(a)
MML Legg Mason Concentrated Growth(e)	12.78	12.29	11.10	10.00(a)
MML Neuberger Berman Global(e)	11.27	10.21	9.83	10.00(a)
MML Oppenheimer/Bernstein Equity	12.91	11.12	10.96	10.00(a)
MML Oppenheimer Small Cap Equity	11.73	10.79	10.99	10.00(a)
MML Oppenheimer Small Company Opportunities	13.82	12.17	11.15	10.00(a)
MML OTC 100	11.24	10.70	10.74	10.00(a)
MML Small Cap Index(e)	12.65	11.16	10.88	10.00(a)
MML Templeton Foreign(e)	14.51	11.94	11.02	10.00(a)
MML T. Rowe Price Blue Chip Growth(e)	11.57	10.74	10.30	10.00(a)
MML T. Rowe Price Equity Income(e)	12.94	11.05	10.81	10.00(a)
MML T. Rowe Price Mid Cap Growth	9.97	N/A	N/A	10.00(b)
MML W&R/Wellington Small Cap Growth Equity	12.60	11.74	10.70	10.00(a)
Oppenheimer Balanced	11.74	10.73	10.50	10.00(a)
Oppenheimer Capital Appreciation	11.22	10.56	10.21	10.00(a)
Oppenheimer Global Securities	14.44	12.47	11.09	10.00(a)
Oppenheimer High Income	11.51	10.69	10.62	10.00(a)
Oppenheimer International Growth	15.93	12.38	11.03	10.00(a)
Oppenheimer Main Street	12.19	10.77	10.33	10.00(a)
Oppenheimer MidCap	12.49	12.33	11.16	10.00(a)
Oppenheimer Money	10.37	10.07	9.95	10.00(a)
Oppenheimer Strategic Bond	11.34	10.72	10.61	10.00(a)
PIMCO CommodityRealReturn Strategy	9.39	N/A	N/A	10.00(b)
Scudder VIT EAFE Equity Index(d)	—	—	11.26	10.00(a)

(a)	Commencement of public offering was February 18, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.

Appendix A – Condensed Financial Information

Accumulation Unit Values – Basic Death Benefit & GMAB

for Contracts Issued Before September 1, 2006

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services	$11.83	$10.37	$9.99	$10.00(a)
AIM V.I. Global Health Care	10.90	10.57	9.97	10.00(a)
AIM V.I. Technology	10.73	9.91	9.90	10.00(a)
Calvert Social Balanced(c)	—	10.68	10.32	10.00(a)
Fidelity VIP Contrafund	13.62	12.44	10.85	10.00(a)
ING VP Real Estate	12.17	N/A	N/A	10.00(b)
Janus Aspen Balanced(c)	—	10.99	10.42	10.00(a)
MFS Investors Trust(c)	—	11.14	10.60	10.00(a)
MFS New Discovery(c)	—	10.15	9.84	10.00(a)
MML AllianceBernstein Large Cap Growth(e)	10.27	9.99	9.65	10.00(a)
MML American Century Income & Growth(e)	12.44	10.84	10.58	10.00(a)
MML American Century Mid Cap Value(e)	12.62	11.02	10.70	10.00(a)
MML Babson Blend	11.61	10.60	10.34	10.00(a)
MML Babson Enhanced Index Core Equity	12.27	10.78	10.43	10.00(a)
MML Babson Inflation-Protected Bond	9.99	10.10	10.14	10.00(a)
MML Babson Managed Bond	10.31	10.10	10.07	10.00(a)
MML Capital Guardian Asset Allocation(e)	12.20	10.99	10.28	10.00(a)
MML Capital Guardian Growth & Income(e)	11.60	10.76	10.37	10.00(a)
MML Davis Large Cap Value	12.43	11.10	10.37	10.00(a)
MML Emerging Growth	10.85	10.51	10.62	10.00(a)
MML Equity Index	12.06	10.67	10.42	10.00(a)
MML GMO Growth Equity	10.04	10.05	9.88	10.00(a)
MML Goldman Sachs Small Cap Value(e)	14.43	12.29	11.53	10.00(a)
MML Legg Mason Concentrated Growth(e)	12.64	12.20	11.06	10.00(a)
MML Neuberger Berman Global(e)	11.14	10.13	9.80	10.00(a)
MML Oppenheimer/Bernstein Equity	12.76	11.04	10.92	10.00(a)
MML Oppenheimer Small Cap Equity	11.60	10.71	10.95	10.00(a)
MML Oppenheimer Small Company Opportunities	13.67	12.08	11.11	10.00(a)
MML OTC 100	11.11	10.62	10.70	10.00(a)
MML Small Cap Index(e)	12.50	11.07	10.84	10.00(a)
MML Templeton Foreign(e)	14.35	11.85	10.98	10.00(a)
MML T. Rowe Price Blue Chip Growth(e)	11.44	10.66	10.27	10.00(a)
MML T. Rowe Price Equity Income(e)	12.80	10.97	10.77	10.00(a)
MML T. Rowe Price Mid Cap Growth	9.95	N/A	N/A	10.00(b)
MML W&R/Wellington Small Cap Growth Equity	12.46	11.65	10.66	10.00(a)
Oppenheimer Balanced	11.61	10.66	10.47	10.00(a)
Oppenheimer Capital Appreciation	11.09	10.48	10.18	10.00(a)
Oppenheimer Global Securities	14.27	12.37	11.05	10.00(a)
Oppenheimer High Income	11.38	10.61	10.59	10.00(a)
Oppenheimer International Growth	15.75	12.29	11.00	10.00(a)
Oppenheimer Main Street	12.05	10.69	10.29	10.00(a)
Oppenheimer MidCap	12.35	12.24	11.12	10.00(a)
Oppenheimer Money	10.26	9.99	9.92	10.00(a)
Oppenheimer Strategic Bond	11.21	10.64	10.58	10.00(a)
PIMCO CommodityRealReturn Strategy	9.37	N/A	N/A	10.00(b)
Scudder VIT EAFE Equity Index(d)	—	—	11.23	10.00(a)

(a)	Commencement of public offering was February 18, 2004.

(b) Commencement of public offering was May 1, 2006.

(c)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.

Appendix A – Condensed Financial Information

Accumulation Unit Values – Basic Death Benefit & GMAB

for Contracts Issued on or after September 1, 2006

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services	$11.83	$10.37	$9.99	$10.00(a)
AIM V.I. Global Health Care	10.90	10.57	9.97	10.00(a)
AIM V.I. Technology	10.73	9.91	9.90	10.00(a)
Calvert Social Balanced(c)	—	10.68	10.32	10.00(a)
Fidelity VIP Contrafund	13.61	12.44	10.85	10.00(a)
ING VP Real Estate	12.17	N/A	N/A	10.00(b)
Janus Aspen Balanced(c)	—	10.99	10.42	10.00(a)
MFS Investors Trust(c)	—	11.14	10.60	10.00(a)
MFS New Discovery(c)	—	10.15	9.84	10.00(a)
MML AllianceBernstein Large Cap Growth(e)	10.26	9.99	9.65	10.00(a)
MML American Century Income & Growth(e)	12.44	10.84	10.58	10.00(a)
MML American Century Mid Cap Value(e)	12.61	11.02	10.70	10.00(a)
MML Babson Blend	11.61	10.60	10.34	10.00(a)
MML Babson Enhanced Index Core Equity	12.27	10.78	10.43	10.00(a)
MML Babson Inflation-Protected Bond	9.99	10.10	10.14	10.00(a)
MML Babson Managed Bond	10.30	10.10	10.07	10.00(a)
MML Capital Guardian Asset Allocation(e)	12.19	10.99	10.28	10.00(a)
MML Capital Guardian Growth & Income(e)	11.60	10.76	10.37	10.00(a)
MML Davis Large Cap Value	12.43	11.10	10.37	10.00(a)
MML Emerging Growth	10.84	10.51	10.62	10.00(a)
MML Equity Index	12.06	10.67	10.42	10.00(a)
MML GMO Growth Equity	10.04	10.05	9.88	10.00(a)
MML Goldman Sachs Small Cap Value(e)	14.43	12.29	11.53	10.00(a)
MML Legg Mason Concentrated Growth(e)	12.64	12.20	11.06	10.00(a)
MML Neuberger Berman Global(e)	11.14	10.13	9.80	10.00(a)
MML Oppenheimer/Bernstein Equity	12.76	11.04	10.92	10.00(a)
MML Oppenheimer Small Cap Equity	11.59	10.71	10.95	10.00(a)
MML Oppenheimer Small Company Opportunities	13.66	12.08	11.11	10.00(a)
MML OTC 100	11.11	10.62	10.70	10.00(a)
MML Small Cap Index(e)	12.50	11.07	10.84	10.00(a)
MML Templeton Foreign(e)	14.34	11.85	10.98	10.00(a)
MML T. Rowe Price Blue Chip Growth(e)	11.43	10.66	10.27	10.00(a)
MML T. Rowe Price Equity Income(e)	12.79	10.97	10.77	10.00(a)
MML T. Rowe Price Mid Cap Growth	9.94	N/A	N/A	10.00(b)
MML W&R/Wellington Small Cap Growth Equity	12.46	11.65	10.66	10.00(a)
Oppenheimer Balanced	11.60	10.66	10.47	10.00(a)
Oppenheimer Capital Appreciation	11.09	10.48	10.18	10.00(a)
Oppenheimer Global Securities	14.27	12.37	11.05	10.00(a)
Oppenheimer High Income	11.38	10.61	10.59	10.00(a)
Oppenheimer International Growth	15.75	12.29	11.00	10.00(a)
Oppenheimer Main Street	12.05	10.69	10.29	10.00(a)
Oppenheimer MidCap	12.35	12.24	11.12	10.00(a)
Oppenheimer Money	10.25	9.99	9.92	10.00(a)
Oppenheimer Strategic Bond	11.21	10.64	10.58	10.00(a)
PIMCO CommodityRealReturn Strategy	9.36	N/A	N/A	10.00(b)
Scudder VIT EAFE Equity Index(d)	—	—	11.23	10.00(a)

(a)	Commencement of public offering was February 18, 2004.

(b) Commencement of public offering was May 1, 2006.

(c)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.

Appendix A – Condensed Financial Information

Accumulation Unit Values – Basic Death Benefit & Basic GMIB

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services	$11.75	$10.32	$9.97	$10.00(a)
AIM V.I. Global Health Care	10.82	10.52	9.95	10.00(a)
AIM V.I. Technology	10.66	9.87	9.88	10.00(a)
Calvert Social Balanced(c)	—	10.63	10.30	10.00(a)
Fidelity VIP Contrafund	13.52	12.38	10.83	10.00(a)
ING VP Real Estate	12.15	N/A	N/A	10.00(b)
Janus Aspen Balanced(c)	—	10.94	10.40	10.00(a)
MFS Investors Trust(c)	—	11.09	10.57	10.00(a)
MFS New Discovery(c)	—	10.10	9.82	10.00(a)
MML AllianceBernstein Large Cap Growth(e)	10.20	9.94	9.63	10.00(a)
MML American Century Income & Growth(e)	12.36	10.79	10.55	10.00(a)
MML American Century Mid Cap Value(e)	12.53	10.96	10.68	10.00(a)
MML Babson Blend	11.53	10.55	10.31	10.00(a)
MML Babson Enhanced Index Core Equity	12.19	10.73	10.41	10.00(a)
MML Babson Inflation-Protected Bond	9.92	10.05	10.12	10.00(a)
MML Babson Managed Bond	10.24	10.06	10.05	10.00(a)
MML Capital Guardian Asset Allocation(e)	12.11	10.94	10.25	10.00(a)
MML Capital Guardian Growth & Income(e)	11.52	10.71	10.35	10.00(a)
MML Davis Large Cap Value	12.35	11.05	10.35	10.00(a)
MML Emerging Growth	10.77	10.46	10.60	10.00(a)
MML Equity Index	11.98	10.63	10.40	10.00(a)
MML GMO Growth Equity	9.97	10.01	9.86	10.00(a)
MML Goldman Sachs Small Cap Value(e)	14.33	12.23	11.50	10.00(a)
MML Legg Mason Concentrated Growth(e)	12.55	12.14	11.04	10.00(a)
MML Neuberger Berman Global(e)	11.06	10.09	9.77	10.00(a)
MML Oppenheimer/Bernstein Equity	12.67	10.99	10.90	10.00(a)
MML Oppenheimer Small Cap Equity	11.51	10.66	10.93	10.00(a)
MML Oppenheimer Small Company Opportunities	13.57	12.02	11.09	10.00(a)
MML OTC 100	11.04	10.57	10.68	10.00(a)
MML Small Cap Index(e)	12.42	11.02	10.82	10.00(a)
MML Templeton Foreign(e)	14.25	11.80	10.96	10.00(a)
MML T. Rowe Price Blue Chip Growth(e)	11.35	10.61	10.25	10.00(a)
MML T. Rowe Price Equity Income(e)	12.71	10.92	10.75	10.00(a)
MML T. Rowe Price Mid Cap Growth	9.93	N/A	N/A	10.00(b)
MML W&R/Wellington Small Cap Growth Equity	12.37	11.60	10.64	10.00(a)
Oppenheimer Balanced	11.53	10.61	10.45	10.00(a)
Oppenheimer Capital Appreciation	11.01	10.44	10.16	10.00(a)
Oppenheimer Global Securities	14.17	12.32	11.03	10.00(a)
Oppenheimer High Income	11.30	10.57	10.57	10.00(a)
Oppenheimer International Growth	15.64	12.23	10.97	10.00(a)
Oppenheimer Main Street	11.96	10.64	10.27	10.00(a)
Oppenheimer MidCap	12.27	12.19	11.10	10.00(a)
Oppenheimer Money	10.18	9.95	9.89	10.00(a)
Oppenheimer Strategic Bond	11.13	10.59	10.56	10.00(a)
PIMCO CommodityRealReturn Strategy	9.35	N/A	N/A	10.00(b)
Scudder VIT EAFE Equity Index(d)	—	—	11.20	10.00(a)

(a)	Commencement of public offering was February 18, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.

Appendix A – Condensed Financial Information

Accumulation Unit Values – Annual Ratchet Death Benefit

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services	$11.81	$10.35	$9.98	$10.00(a)
AIM V.I. Global Health Care	10.88	10.55	9.96	10.00(a)
AIM V.I. Technology	10.72	9.90	9.89	10.00(a)
Calvert Social Balanced(c)	—	10.67	10.31	10.00(a)
Fidelity VIP Contrafund	13.59	12.42	10.84	10.00(a)
ING VP Real Estate	12.17	N/A	N/A	10.00(b)
Janus Aspen Balanced(c)	—	10.97	10.41	10.00(a)
MFS Investors Trust(c)	—	11.12	10.59	10.00(a)
MFS New Discovery(c)	—	10.13	9.84	10.00(a)
MML AllianceBernstein Large Cap Growth(e)	10.25	9.97	9.64	10.00(a)
MML American Century Income & Growth(e)	12.42	10.83	10.57	10.00(a)
MML American Century Mid Cap Value(e)	12.60	11.00	10.69	10.00(a)
MML Babson Blend	11.59	10.58	10.33	10.00(a)
MML Babson Enhanced Index Core Equity	12.25	10.76	10.42	10.00(a)
MML Babson Inflation-Protected Bond	9.98	10.08	10.13	10.00(a)
MML Babson Managed Bond	10.29	10.09	10.07	10.00(a)
MML Capital Guardian Asset Allocation(e)	12.18	10.97	10.27	10.00(a)
MML Capital Guardian Growth & Income(e)	11.59	10.74	10.36	10.00(a)
MML Davis Large Cap Value	12.41	11.09	10.36	10.00(a)
MML Emerging Growth	10.83	10.49	10.62	10.00(a)
MML Equity Index	12.04	10.66	10.41	10.00(a)
MML GMO Growth Equity	10.03	10.04	9.87	10.00(a)
MML Goldman Sachs Small Cap Value(e)	14.41	12.27	11.52	10.00(a)
MML Legg Mason Concentrated Growth(e)	12.62	12.18	11.05	10.00(a)
MML Neuberger Berman Global(e)	11.13	10.12	9.79	10.00(a)
MML Oppenheimer/Bernstein Equity	12.74	11.02	10.91	10.00(a)
MML Oppenheimer Small Cap Equity	11.58	10.69	10.94	10.00(a)
MML Oppenheimer Small Company Opportunities	13.64	12.06	11.10	10.00(a)
MML OTC 100	11.10	10.60	10.69	10.00(a)
MML Small Cap Index(e)	12.48	11.06	10.83	10.00(a)
MML Templeton Foreign(e)	14.32	11.83	10.97	10.00(a)
MML T. Rowe Price Blue Chip Growth(e)	11.42	10.64	10.26	10.00(a)
MML T. Rowe Price Equity Income(e)	12.78	10.95	10.77	10.00(a)
MML T. Rowe Price Mid Cap Growth	9.95	N/A	N/A	10.00(b)
MML W&R/Wellington Small Cap Growth Equity	12.44	11.64	10.65	10.00(a)
Oppenheimer Balanced	11.59	10.64	10.46	10.00(a)
Oppenheimer Capital Appreciation	11.07	10.47	10.17	10.00(a)
Oppenheimer Global Securities	14.25	12.36	11.04	10.00(a)
Oppenheimer High Income	11.37	10.60	10.58	10.00(a)
Oppenheimer International Growth	15.73	12.27	10.99	10.00(a)
Oppenheimer Main Street	12.03	10.67	10.29	10.00(a)
Oppenheimer MidCap	12.33	12.22	11.11	10.00(a)
Oppenheimer Money	10.24	9.98	9.91	10.00(a)
Oppenheimer Strategic Bond	11.19	10.62	10.57	10.00(a)
PIMCO CommodityRealReturn Strategy	9.37	N/A	N/A	10.00(b)
Scudder VIT EAFE Equity Index(d)	—	—	11.22	10.00(a)

(a)	Commencement of public offering was February 18, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.

Appendix A – Condensed Financial Information

Accumulation Unit Values – Annual Ratchet Death Benefit & GMAB

for Contracts Issued Before September 1, 2006

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services	$11.68	$10.27	$9.95	$10.00(a)
AIM V.I. Global Health Care	10.76	10.47	9.93	10.00(a)
AIM V.I. Technology	10.60	9.82	9.86	10.00(a)
Calvert Social Balanced(c)	—	10.59	10.28	10.00(a)
Fidelity VIP Contrafund	13.44	12.33	10.81	10.00(a)
ING VP Real Estate	12.14	N/A	N/A	10.00(b)
Janus Aspen Balanced(c)	—	10.89	10.38	10.00(a)
MFS Investors Trust(c)	—	11.04	10.55	10.00(a)
MFS New Discovery(c)	—	10.06	9.80	10.00(a)
MML AllianceBernstein Large Cap Growth(e)	10.14	9.90	9.61	10.00(a)
MML American Century Income & Growth(e)	12.28	10.75	10.53	10.00(a)
MML American Century Mid Cap Value(e)	12.46	10.92	10.66	10.00(a)
MML Babson Blend	11.46	10.51	10.29	10.00(a)
MML Babson Enhanced Index Core Equity	12.12	10.69	10.39	10.00(a)
MML Babson Inflation-Protected Bond	9.86	10.01	10.10	10.00(a)
MML Babson Managed Bond	10.18	10.01	10.03	10.00(a)
MML Capital Guardian Asset Allocation(e)	12.04	10.89	10.23	10.00(a)
MML Capital Guardian Growth & Income(e)	11.46	10.66	10.33	10.00(a)
MML Davis Large Cap Value	12.27	11.00	10.33	10.00(a)
MML Emerging Growth	10.71	10.41	10.58	10.00(a)
MML Equity Index	11.91	10.58	10.38	10.00(a)
MML GMO Growth Equity	9.91	9.96	9.84	10.00(a)
MML Goldman Sachs Small Cap Value(e)	14.25	12.18	11.48	10.00(a)
MML Legg Mason Concentrated Growth(e)	12.48	12.09	11.02	10.00(a)
MML Neuberger Berman Global(e)	11.00	10.04	9.75	10.00(a)
MML Oppenheimer/Bernstein Equity	12.60	10.94	10.88	10.00(a)
MML Oppenheimer Small Cap Equity	11.45	10.61	10.91	10.00(a)
MML Oppenheimer Small Company Opportunities	13.49	11.97	11.06	10.00(a)
MML OTC 100	10.97	10.53	10.66	10.00(a)
MML Small Cap Index(e)	12.34	10.98	10.80	10.00(a)
MML Templeton Foreign(e)	14.16	11.75	10.93	10.00(a)
MML T. Rowe Price Blue Chip Growth(e)	11.29	10.56	10.23	10.00(a)
MML T. Rowe Price Equity Income(e)	12.63	10.87	10.73	10.00(a)
MML T. Rowe Price Mid Cap Growth	9.92	N/A	N/A	10.00(b)
MML W&R/Wellington Small Cap Growth Equity	12.30	11.55	10.62	10.00(a)
Oppenheimer Balanced	11.46	10.56	10.42	10.00(a)
Oppenheimer Capital Appreciation	10.95	10.39	10.14	10.00(a)
Oppenheimer Global Securities	14.09	12.26	11.00	10.00(a)
Oppenheimer High Income	11.24	10.52	10.55	10.00(a)
Oppenheimer International Growth	15.55	12.18	10.95	10.00(a)
Oppenheimer Main Street	11.90	10.59	10.25	10.00(a)
Oppenheimer MidCap	12.19	12.13	11.08	10.00(a)
Oppenheimer Money	10.12	9.90	9.87	10.00(a)
Oppenheimer Strategic Bond	11.07	10.55	10.53	10.00(a)
PIMCO CommodityRealReturn Strategy	9.34	N/A	N/A	10.00(b)
Scudder VIT EAFE Equity Index(d)	—	—	11.18	10.00(a)

(a)	Commencement of public offering was February 18, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.

Appendix A – Condensed Financial Information

Accumulation Unit Values – Annual Ratchet Death Benefit & GMAB

for Contracts Issued on or after September 1, 2006

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services	$11.67	$10.27	$9.95	$10.00(a)
AIM V.I. Global Health Care	10.76	10.47	9.93	10.00(a)
AIM V.I. Technology	10.59	9.82	9.86	10.00(a)
Calvert Social Balanced(c)	—	10.59	10.28	10.00(a)
Fidelity VIP Contrafund	13.44	12.33	10.81	10.00(a)
ING VP Real Estate	12.14	N/A	N/A	10.00(b)
Janus Aspen Balanced(c)	—	10.89	10.38	10.00(a)
MFS Investors Trust(c)	—	11.04	10.55	10.00(a)
MFS New Discovery(c)	—	10.06	9.80	10.00(a)
MML AllianceBernstein Large Cap Growth(e)	10.13	9.90	9.61	10.00(a)
MML American Century Income & Growth(e)	12.28	10.75	10.53	10.00(a)
MML American Century Mid Cap Value(e)	12.45	10.92	10.66	10.00(a)
MML Babson Blend	11.46	10.51	10.29	10.00(a)
MML Babson Enhanced Index Core Equity	12.11	10.69	10.39	10.00(a)
MML Babson Inflation-Protected Bond	9.86	10.01	10.10	10.00(a)
MML Babson Managed Bond	10.17	10.01	10.03	10.00(a)
MML Capital Guardian Asset Allocation(e)	12.04	10.89	10.23	10.00(a)
MML Capital Guardian Growth & Income(e)	11.45	10.66	10.33	10.00(a)
MML Davis Large Cap Value	12.27	11.00	10.33	10.00(a)
MML Emerging Growth	10.70	10.41	10.58	10.00(a)
MML Equity Index	11.90	10.58	10.38	10.00(a)
MML GMO Growth Equity	9.91	9.96	9.84	10.00(a)
MML Goldman Sachs Small Cap Value(e)	14.24	12.18	11.48	10.00(a)
MML Legg Mason Concentrated Growth(e)	12.48	12.09	11.02	10.00(a)
MML Neuberger Berman Global(e)	11.00	10.04	9.75	10.00(a)
MML Oppenheimer/Bernstein Equity	12.60	10.94	10.88	10.00(a)
MML Oppenheimer Small Cap Equity	11.44	10.61	10.91	10.00(a)
MML Oppenheimer Small Company Opportunities	13.49	11.97	11.06	10.00(a)
MML OTC 100	10.97	10.53	10.66	10.00(a)
MML Small Cap Index(e)	12.34	10.98	10.80	10.00(a)
MML Templeton Foreign(e)	14.16	11.75	10.93	10.00(a)
MML T. Rowe Price Blue Chip Growth(e)	11.28	10.56	10.23	10.00(a)
MML T. Rowe Price Equity Income(e)	12.63	10.87	10.73	10.00(a)
MML T. Rowe Price Mid Cap Growth	9.92	N/A	N/A	10.00(b)
MML W&R/Wellington Small Cap Growth Equity	12.30	11.55	10.62	10.00(a)
Oppenheimer Balanced	11.45	10.56	10.42	10.00(a)
Oppenheimer Capital Appreciation	10.95	10.39	10.14	10.00(a)
Oppenheimer Global Securities	14.09	12.26	11.00	10.00(a)
Oppenheimer High Income	11.23	10.52	10.55	10.00(a)
Oppenheimer International Growth	15.55	12.18	10.95	10.00(a)
Oppenheimer Main Street	11.89	10.59	10.25	10.00(a)
Oppenheimer MidCap	12.19	12.13	11.08	10.00(a)
Oppenheimer Money	10.12	9.90	9.87	10.00(a)
Oppenheimer Strategic Bond	11.06	10.55	10.53	10.00(a)
PIMCO CommodityRealReturn Strategy	9.34	N/A	N/A	10.00(b)
Scudder VIT EAFE Equity Index(d)	—	—	11.18	10.00(a)

(a)	Commencement of public offering was February 18, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.

Appendix A – Condensed Financial Information

Accumulation Unit Values – Annual Ratchet Death Benefit & Basic GMIB

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services	$11.60	$10.23	$9.93	$10.00(a)
AIM V.I. Global Health Care	10.68	10.43	9.91	10.00(a)
AIM V.I. Technology	10.52	9.78	9.84	10.00(a)
Calvert Social Balanced(c)	—	10.54	10.26	10.00(a)
Fidelity VIP Contrafund	13.35	12.27	10.79	10.00(a)
ING VP Real Estate	12.12	N/A	N/A	10.00(b)
Janus Aspen Balanced(c)	—	10.84	10.35	10.00(a)
MFS Investors Trust(c)	—	10.99	10.53	10.00(a)
MFS New Discovery(c)	—	10.01	9.78	10.00(a)
MML AllianceBernstein Large Cap Growth(e)	10.06	9.86	9.59	10.00(a)
MML American Century Income & Growth(e)	12.20	10.70	10.51	10.00(a)
MML American Century Mid Cap Value(e)	12.37	10.87	10.64	10.00(a)
MML Babson Blend	11.38	10.46	10.27	10.00(a)
MML Babson Enhanced Index Core Equity	12.03	10.64	10.36	10.00(a)
MML Babson Inflation-Protected Bond	9.80	9.96	10.08	10.00(a)
MML Babson Managed Bond	10.10	9.97	10.01	10.00(a)
MML Capital Guardian Asset Allocation(e)	11.96	10.84	10.21	10.00(a)
MML Capital Guardian Growth & Income(e)	11.37	10.61	10.31	10.00(a)
MML Davis Large Cap Value	12.19	10.95	10.30	10.00(a)
MML Emerging Growth	10.63	10.37	10.56	10.00(a)
MML Equity Index	11.82	10.53	10.36	10.00(a)
MML GMO Growth Equity	9.84	9.92	9.82	10.00(a)
MML Goldman Sachs Small Cap Value(e)	14.15	12.12	11.46	10.00(a)
MML Legg Mason Concentrated Growth(e)	12.39	12.04	10.99	10.00(a)
MML Neuberger Berman Global(e)	10.92	10.00	9.73	10.00(a)
MML Oppenheimer/Bernstein Equity	12.51	10.89	10.86	10.00(a)
MML Oppenheimer Small Cap Equity	11.37	10.56	10.88	10.00(a)
MML Oppenheimer Small Company Opportunities	13.40	11.92	11.04	10.00(a)
MML OTC 100	10.89	10.48	10.63	10.00(a)
MML Small Cap Index(e)	12.26	10.93	10.77	10.00(a)
MML Templeton Foreign(e)	14.06	11.69	10.91	10.00(a)
MML T. Rowe Price Blue Chip Growth(e)	11.21	10.52	10.21	10.00(a)
MML T. Rowe Price Equity Income(e)	12.54	10.82	10.71	10.00(a)
MML T. Rowe Price Mid Cap Growth	9.90	N/A	N/A	10.00(b)
MML W&R/Wellington Small Cap Growth Equity	12.21	11.50	10.59	10.00(a)
Oppenheimer Balanced	11.38	10.51	10.40	10.00(a)
Oppenheimer Capital Appreciation	10.87	10.34	10.12	10.00(a)
Oppenheimer Global Securities	13.99	12.21	10.98	10.00(a)
Oppenheimer High Income	11.16	10.47	10.52	10.00(a)
Oppenheimer International Growth	15.44	12.12	10.93	10.00(a)
Oppenheimer Main Street	11.81	10.55	10.23	10.00(a)
Oppenheimer MidCap	12.11	12.08	11.05	10.00(a)
Oppenheimer Money	10.05	9.86	9.85	10.00(a)
Oppenheimer Strategic Bond	10.99	10.50	10.51	10.00(a)
PIMCO CommodityRealReturn Strategy	9.33	N/A	N/A	10.00(b)
Scudder VIT EAFE Equity Index(d)	—	—	11.16	10.00(a)

(a)	Commencement of public offering was February 18, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.

Appendix A – Condensed Financial Information

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004
AIM V.I. Financial Services(a)	13,494	1,391	1,103
AIM V.I. Global Health Care(a)	58,835	27,482	6,590
AIM V.I. Technology(a)	17,179	12,175	3,260
Calvert Social Balanced(a),(c)	—	19,916	9,376
Fidelity VIP Contrafund(a)	2,599,563	1,087,696	255,984
ING VP Real Estate(b)	57,361	N/A	N/A
Janus Aspen Balanced(a),(c)	—	18,531	11,498
MFS Investors Trust(a),(c)	—	9,158	3,894
MFS New Discovery(a),(c)	—	23,334	6,276
MML AllianceBernstein Large Cap Growth(a),(e)	93,895	26,713	13,159
MML American Century Income & Growth(a),(e)	119,217	79,819	23,382
MML American Century Mid Cap Value(a),(e)	2,378,617	1,038,753	207,829
MML Babson Blend(a)	173,910	250,956	161,530
MML Babson Enhanced Index Core Equity(a)	29,293	2,045	81
MML Babson Inflation-Protected Bond(a)	3,704,898	1,597,348	338,678
MML Babson Managed Bond(a)	2,607,995	1,144,760	234,583
MML Capital Guardian Asset Allocation(a),(e)	832,561	469,435	185,462
MML Capital Guardian Growth & Income(a),(e)	859,542	608,489	299,064
MML Davis Large Cap Value(a)	2,058,702	841,441	212,320
MML Emerging Growth(a)	17,229	6,363	2,171
MML Equity Index(a)	67,643	27,797	3,762
MML GMO Growth Equity(a)	37,820	5,361	856
MML Goldman Sachs Small Cap Value(a),(e)	1,813,749	807,242	186,929
MML Legg Mason Concentrated Growth(a),(e)	78,020	48,477	3,501
MML Neuberger Berman Global(a),(e)	42,081	20,128	1,405
MML Oppenheimer/Bernstein Equity(a)	245,281	128,269	53,240
MML Oppenheimer Small Cap Equity(a)	64,322	47,154	15,001
MML Oppenheimer Small Company Opportunities(a)	178,418	100,898	33,252
MML OTC 100(a)	35,073	11,680	241
MML Small Cap Index(a),(e)	87,315	45,034	12,622
MML Templeton Foreign(a),(e)	2,384,046	1,028,544	221,136
MML T. Rowe Price Blue Chip Growth(a),(e)	188,551	95,292	39,781
MML T. Rowe Price Equity Income(a),(e)	2,629,010	1,204,084	260,347
MML T. Rowe Price Mid Cap Growth(b)	101,385	N/A	N/A
MML W&R/Wellington Small Cap Growth Equity(a)	1,792,549	718,031	190,740
Oppenheimer Balanced(a)	243,200	201,705	76,866
Oppenheimer Capital Appreciation(a)	3,199,759	1,294,434	292,170
Oppenheimer Global Securities(a)	2,479,378	1,190,115	371,014
Oppenheimer High Income(a)	181,952	113,164	29,902
Oppenheimer International Growth(a)	182,700	69,121	28,106
Oppenheimer Main Street(a)	115,246	68,835	20,664
Oppenheimer MidCap(a)	1,977,705	819,682	207,491
Oppenheimer Money(a)	254,489	161,157	106,071
Oppenheimer Strategic Bond(a)	3,229,897	1,465,679	383,211
PIMCO CommodityRealReturn Strategy(b)	39,868	N/A	N/A
Scudder VIT EAFE Equity Index(a),(d)	—	—	2,220

(a)	Commencement of public offering was February 18, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(d)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(e)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.

Appendix A – Condensed Financial Information

Appendix B – April 28, 2006 Fund Substitution

When you allocate your contract value to a fund, you are actually allocating contract value to one of our separate account sub-accounts. Each sub-account invests in a specific fund. Effective April 28, 2006, we implemented a fund substitution. As a result, any contract value allocated to a “replaced fund” is now invested in a “replacement fund.” The replaced funds are no longer available investment choices through the contract.

The table below reflects the replaced funds and sub-account names and the replacement funds and sub-account names.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
American Century® VP Value Fund	MML Mid Cap Value Fund	American Century VP Value	MML American Century Mid Cap Value
American Funds® Asset Allocation Fund (Class 2)	MML Asset Allocation Fund	American Funds® Asset Allocation	MML Capital Guardian Asset Allocation
American Funds® Growth-Income Fund (Class 2)	MML Growth & Income Fund	American Funds® Growth-Income	MML Capital Guardian Growth & Income
Calvert Social Balanced Portfolio	MML Asset Allocation Fund	Calvert Social Balanced	MML Capital Guardian Asset Allocation
Fidelity® VIP Growth Portfolio (Service Class)	MML Large Cap Growth Fund	Fidelity® VIP Growth	MML AllianceBernstein Large Cap Growth
Franklin Small Cap Value Securities Fund (Class 2)	MML Small Cap Value Fund	Franklin Small Cap Value Securities	MML Goldman Sachs Small Cap Value
Janus Aspen Balanced Portfolio (Service Shares)	MML Blend	Janus Aspen Balanced	MML Babson Blend
Janus Aspen Forty Portfolio (Service Shares)	MML Concentrated Growth Fund (Class I)	Janus Aspen Forty	MML Legg Mason Concentrated Growth
Janus Aspen Worldwide Growth Portfolio (Service Shares)	MML Global Fund (Class I)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global
MFS® Investors Trust Series	MML Enhanced Index Core Equity	MFS® Investors Trust	MML Babson Enhanced Index Core Equity
MFS® New Discovery Series	MML Small Cap Index Fund	MFS® New Discovery	MML Small Cap Index
Scudder VIT Small Cap Index Fund	MML Small Cap Index Fund	Scudder VIT Small Cap Index	MML Small Cap Index
T. Rowe Price Blue Chip Growth Portfolio	MML Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth	MML T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio	MML Equity Income Fund	T. Rowe Price Equity Income	MML T. Rowe Price Equity Income
Templeton Foreign Securities Fund (Class 2)	MML Foreign Fund	Templeton Foreign Securities	MML Templeton Foreign

Appendix B – April 28, 2006 Fund Substitution

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSMUTUAL EVOLUTIONSM

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

                 , 2007

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated                  , 2007 for the individual deferred variable annuity contract which is referred to herein.

For a copy of the prospectus call 1-800-272-2216 (press 2) or write: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

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COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (the “separate account”).

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Annuity Service Center. MassMutual assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the owner given during the annuitant’s lifetime and received in good order by MassMutual at its Annuity Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the owner, regardless of any payment options which the owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a); and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

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DISTRIBUTION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company. Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as underwriter for the Separate Account. Compensation paid to MML Distributors was $399,150 in 2004, $412,112 in 2005, and $572,106 in 2006. Commissions will be paid through MML Distributors to agents and selling brokers for selling the contract. During 2004, 2005, and 2006, commission payments amounted to $90,986, $450,578, and $255,544, respectively.

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to Participants as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the contract. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see the Contingent Deferred Sales Charge section of the prospectus.)

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C is the cumulative charge for the insurance charges. The accumulation unit value may increase or decrease from business day to business day.

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TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers and Transfer Programs section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity Payments also depend upon the age of the annuitant and any joint annuitant and the assumed

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interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

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FEDERAL TAX MATTERS

General

Note: The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be

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deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the participant being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult your tax adviser to determine the tax impact.

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Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Tax Treatment of Gifts

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan or a tax-sheltered annuity made after December 31, 1998. Owners should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 14, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

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Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee V . Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. Pursuant to Revenue Ruling 90-24, we will allow partial or full transfers of an owner’s interest in a non-ERISA Tax-Sheltered Annuity (TSA) to this contract as long as the originating TSA is not issued by us or one of our affiliates. However, this contract cannot be used for salary reduction contributions. A loan cannot be taken under this contract.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to certificate value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of certificates for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pensions (SEPs). Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. However, the Code places limitations and restrictions on SEPs including: employer eligibility, amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with SEPs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 408(p) provides for certain small employers to establish a Savings Incentive Match Plan for Employees (SIMPLE) IRA. SIMPLE IRA plans permit employees to make elective contributions only through a qualified salary reduction agreement. Employers can make contributions to the plan through either matching contributions or non-elective contributions. The Code places limitations and restrictions on SIMPLE IRAs including: employer eligibility, amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with SIMPLE IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower

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maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $4,000 annual limitation applies to all of a taxpayer’s 2007 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as

11

applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the participant or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the participant or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code; and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the participant. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse and is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed on the amount not distributed.

The Regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of an annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount.

The actuarial value discussed above can be disregarded if the sum of the dollar amount credited to the owner or beneficiary and the actuarial present value of the additional benefits is no more than 120% of the dollar amount credited to the owner or beneficiary and the contract provides only the following benefits:

i.	Additional benefits that, in the case of a distribution, are reduced by an amount sufficient to ensure that the ratio of such sum to the dollar amount credited does not increase as a result of the distribution (i.e., benefits that are reduced proportionately upon withdrawal), and

12

ii.	An additional benefit that is the right to receive a final payment upon death that does not exceed the excess of premiums paid less the amount of prior distributions.

If the only additional benefit provided under the contract falls within (ii), above, it can be disregarded for purposes of calculating a required minimum distribution. Please consult a tax adviser to determine if and how this requirement may impact your specific circumstances.

13

EXPERTS

(TO FOLLOW}

14

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

Financial Statements included in Part A

Condensed Financial Information (to follow)

Financial Statements included in Part B

The Registrant (to follow)

Report of Independent Registered Public Accounting Firm (to follow)

Statement of Assets and Liabilities as of December 31, 2006 (to follow)

Statements of Operations and Changes in Net Assets for the years ended December 31, 2006 and 2005 (to follow)

Notes to Financial Statements (to follow)

The Depositor (to follow)

Independent Auditors’ Report (to follow)

Statutory Statements of Financial Position as of December 31, 2006 and 2005 (to follow)

Statutory Statements of Income for the years ended December 31, 2006, 2005, and 2004 (to follow)

Statutory Statements of Changes in Surplus for the years ended December 31, 2006, 2005, and 2004 (to follow)

Statutory Statements of Cash Flows for the years ended December 31, 2006, 2005, and 2004 (to follow)

Notes to Statutory Financial Statements (to follow)

(b) Exhibits

Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.(1)

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.(3)
(ii) Underwriting and Servicing Agreement.(3)

Exhibit 4	Form of Individual Annuity Contract.(5)
Form of Contract Schedule*
Form of Guaranteed Minimum Income Benefit Rider*

Exhibit 5	Form of Individual Annuity Application*

Exhibit 6	(i) Copy of Articles of Incorporation of the Company.(1)
(ii) Copy of the Bylaws of the Company.(1)

Exhibit 7	Not Applicable.

Exhibit 8	(a) Fund Participation Agreements

Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc.(8)

1

Form of Participation Agreement with Panorama Series Fund, Inc.(2)

Form of Participation Agreement with Fidelity Variable Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.(4)

Form of Participation Agreement with ING Variable Products Trust.(8)

Form of Participation Agreement with AIM Variable Insurance Funds, Inc.(6)

Form of Participation Agreement with MML Series Investment Fund.(7)

Form of Participation Agreement with MML Series Investment Fund II.(7)

Form of Participation Agreement with PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC.(8)

(b) Rule 22c-2 Agreements(11)

AIM Variable Insurance Funds
Fidelity Variable Insurance Products Fund
ING Variable Products Trust
MML Series Investment Fund
MML Series Investment Fund II
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
PIMCO Variable Insurance Trust

Exhibit 9	Opinion and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP (to follow)

(ii) Powers of Attorney:

Stuart H. Reese(9)

Roger G. Ackerman(9)

James R. Birle(9)

Gene Chao(9)

James H. DeGraffenreidt(9)

Patricia Diaz Dennis(9)

James L. Dunlap(9)

William B. Ellis(9)

Robert Essner(9)

Robert M. Furek(9)

William B. Marx, Jr.(9)

John F. Maypole(9)

Marc Racicot(9)

Norman A. Smith(9)

Carol A. Leary(9)

Peter Lahaie(9)

Michael Rollings(10)

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	None.

(1)	Incorporated by reference to Registrant’s Initial Registration Statement No. 333-45039 filed on January 28, 1998.

(2)	Incorporated by reference to Registration Statement No. 333-22557, filed on February 28, 1997.

(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039, filed on June 4, 1998.

(4)	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on Form S-6 on October 20, 1998.

(5)	Incorporated by reference to Initial Registration Statement No. 333-109620 on Form N-4 on October 10, 2003.

(6)	Incorporated by reference to Initial Registration Statement No. 333-131007, filed on January 13, 2006.

(7)	Incorporated by reference to Initial Registration Statement No. 333-130156, filed on December 6, 2005.

(8)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.

(9)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration No. 333-81015, filed in April 2006.

(10)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-131007 on form N-4/A, filed with the Commission as an exhibit on November 3, 2006.

(11)	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.

*	Filed herewith.

2

Item 25. Directors and Officers of the Depositor

3

Directors of Massachusetts Mutual Life Insurance Company

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

James R. Birle, Lead Director 1295 State Street Springfield, MA 01111	Carol A. Leary, Director 588 Longmeadow Street Longmeadow, MA 01106

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20080	John F. Maypole, Director 55 Sandy Hook Road - North Sarasota, FL 34242

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205	Marc Racicot, Director 1130 Connecticut Ave., NW, Suite 1000 Washington, DC 20036

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Stuart H. Reese, Director, Chairman, President and Chief Executive Officer (Principal Executive Officer) 1295 State Street Springfield, MA 01111
William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033 Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940 Executive Vice Presidents:	John V. Murphy 1295 State Street Springfield, MA 01111 Mark Roellig 1295 State Street Springfield, MA 01111
Frederick C. Castellani 1295 State Street Springfield, MA 01111

Roger W. Crandall 1295 State Street Springfield, MA 01111

William F. Glavin, Jr. 1295 State Street Springfield, MA 01111

Michael T. Rollings 1295 State Street Springfield, MA 01111

Elaine A. Sarsynski 1295 State Street Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual.

The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC - 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%).

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC - 50%; MML Realty Management Corporation - 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation that holds a “corporation” real estate license.

c.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest - 58%).

d.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% - of DP.)

e.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

f.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

g.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

h.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC - 97.9%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (10% by OFI).

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

8.)	Tremont GP, Inc., a Delaware corporation.

6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual investments.

9.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation - 50%; Cornerstone Real Estate Advisers LLC - 50%).

10.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.)

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (Mass Mutual Asia Limited owns 99.99% and Mass Mutual Services Limited owns .01%).

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited, and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, .01% by Ling Sau Lei and .01% by Jones Leung.).

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC - 79.43%; MassMutual Holding LLC - .07%; 1279342 Ontario Limited - 20.5%).

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada - 99.99 % and MassMutual International LLC - 0.1%).

a.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) Limitada - 33.49%).

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. - 39.01%).

2.)	Fuh Hwa Securities Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MassMutual Mercuries Life Insurance Company - 30.7%; MassMutual International Holding MSC, Inc. - 21.1%).

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC - 80.03%; MM Real Estate Co., Ltd. - 7.64%; Protective Capital (International) Ltd. - 6.38%; MassMutual Asia Limited - 5.93%; and MassMutual Life Insurance Company - .02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

g.	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company - 1.0%; MassMutual International LLC - 99%).

11.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

12.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

13.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

c.	Invicta Holdings LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company.

1.)	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

2.)	Invicta Capital LLC (April 12, 2006), a Delaware limited liability company that will guarantee the obligations of Invicta Credit LLC.

a.)	Invicta Credit LLC (April 12, 2006), a Delaware limited liability company that will operate as a credit derivative product company selling credit protection using credit default swaps.

14.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

b.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

c.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

d.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

e.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors

iii.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A.(June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.)	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.)	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

15.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

a.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability company.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	OFI Tremont Market Neutral Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Emerging Technologies Fund

•	Oppenheimer Enterprise Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Growth Fund

•	Oppenheimer High Yield Fund (in the process of de-registering)

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Large-Cap Core Trust (in the process of de-registering)

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest Capital Value Fund, Inc.

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Quest Value Fund, Inc.

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA Baring International Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Trust

•	Oppenheimer Transition 2010

•	Oppenheimer Transition 2015

•	Oppenheimer Transition 2020

•	Oppenheimer Transition 2030

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27. Number Of Contract Owners

As of May 21, 2007, the number of contract owners was 4,936.

Item 28. Indemnification

5

RULE 484 UNDERTAKING

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 29. Principal Underwriters

(a) MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State and for the MML Series Investment Fund and the MML Series Investment Fund II.

(b) MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

6

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
William F. Glavin	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer and Treasurer

Andrew Dickey	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Chief Compliance Officer and Enfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Alan Taylor	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Denise Kresock	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor	1295 State Street Springfield, MA 01111-0001

Camille Donald	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	U.S. Insurance Group Supervisor	1295 State Street Springfield, MA 01111-0001

Ellen Dziura	Retirement Income Supervisor	1295 State Street Springfield, MA 01111-0001

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 100 Bright Meadow Boulevard, Enfield, CT 06082.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a)	Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b)	Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)	Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contract described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, certifies that it has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 1st day of June, 2007.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ STUART H. REESE*
Stuart H. Reese President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

/s/ STEPHEN L. KUHN
*Stephen L. Kuhn On June 1, 2007, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

8

Signature	Title	Date

/s/ STUART H. REESE* Stuart H. Reese	President and Chief Executive Officer (Principal Executive Officer)	June 1, 2007

/s/ MICHAEL T. ROLLINGS* Michael T. Rollings	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	June 1, 2007

/s/ NORMAN A. SMITH* Norman A. Smith	Corporate Vice President and Controller (Principal Accounting Officer)	June 1, 2007

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	June 1,2007

/s/ JAMES R. BIRLE* James R. Birle	Director	June 1, 2007

/s/ THOMAS C. BARRY* Thomas C. Barry	Director	June 1, 2007

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	June 1, 2007

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	June 1, 2007

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	June 1, 2007

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	June 1, 2007

/S/ ROBERT ESSNER* Robert Essner	Director	June 1, 2007

/s/ ROBERT M. FUREK* Robert M. Furek	Director	June 1, 2007

/s/ CAROL A. LEARY* Carol A. Leary	Director	June 1, 2007

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	June 1, 2007

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	June 1, 2007

/S/ MARC RACICOT* Marc Racicot	Director	June 1, 2007

/s/ STEPHEN L. KUHN *Stephen L. Kuhn	On June 1, 2007, as Attorney-in-Fact pursuant to powers of attorney

INDEX TO EXHIBITS

Exhibit 4	Form of Contract Schedule Form of Guaranteed Minimum Income Benefit Rider

Exhibit 5	Form of Individual Annuity Application

Exhibit 9	Opinion and Consent of Counsel